                               February 28, 2003
                         As Revised September 8, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                          Travelers Series Fund Inc.
                               125 Broad Street
                           New York, New York 10004
                                1-800-842-8573

   This Statement of Additional Information ("SAI") supplements the information contained in the current Prospectus of the SB Adjustable Rate Income Portfolio, dated August 12, 2003, as revised September 8, 2003, and the current Prospectuses (collectively, the "Prospectuses") of the other portfolios of the Travelers Series Fund Inc. (the "Company"), each dated February 28, 2003 (as amended or supplemented from time to time), and should be read in conjunction with the Prospectuses. The Company is a series investment company consisting of fifteen portfolios (each, a "fund"). The Prospectuses for each fund may be obtained, without charge, from the Company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant. This SAI, although not in itself a prospectus, is incorporated by reference into each Prospectus as applicable in its entirety.

   Shares of each fund are offered to and may only be purchased by insurance company separate accounts (the "Separate Accounts") that fund certain variable annuity and variable life insurance contracts and certain qualified plans (the "Contracts"). The Separate Accounts invest in shares of one or more of the funds in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the accompanying Contract prospectus. Shares of each fund are offered to Separate Accounts without a sales charge at their net asset value, next determined after receipt of an order by an insurance company. The offering of shares of a fund may be suspended from time to time and the Company reserves the right to reject any specific purchase order.

   The Company, the investment underlying certain variable annuity and variable life insurance contracts, offers a choice of fifteen funds:

   The Smith Barney International All Cap Growth Portfolio (formerly Smith Barney International Equity Portfolio) seeks total return on its assets from growth of capital and income and will invest at least 80% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.

   The Smith Barney Large Cap Value Portfolio seeks long-term growth of capital with current income a secondary objective. This fund invests primarily, but not exclusively, in common stocks.

   The Smith Barney Large Capitalization Growth Portfolio seeks long-term growth of capital by investing in equity securities of companies with market capitalization of at least $5 billion at the time of investment.

   The Strategic Equity Portfolio (formerly Alliance Growth Portfolio) seeks capital appreciation.

   The AIM Capital Appreciation Portfolio seeks to provide growth of capital by investing principally in common stocks.

   The Van Kampen Enterprise Portfolio seeks capital appreciation by investing in a portfolio of securities consisting principally of common stocks.

   The Smith Barney Aggressive Growth Portfolio seeks long-term capital appreciation by investing primarily in common stocks of companies the manager believes are experiencing or will experience growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index.

   The Smith Barney Mid Cap Core Portfolio (formerly Smith Barney Mid Cap Portfolio) seeks long-term growth of capital by investing primarily in equity securities of medium sized companies.

   The MFS Total Return Portfolio seeks above-average income (compared to a fund invested entirely in equity securities) consistent with prudent employment of capital. While current income is the primary objective, the fund believes that there should be a reasonable opportunity for growth of capital and income.

   The Salomon Brothers Strategic Total Return Bond Portfolio (formerly Salomon Brothers Global High Yield Portfolio) primarily seeks total return by investing in a globally diverse portfolio of fixed income securities of U.S. and foreign companies, banks and governments including those in emerging markets.

   The Travelers Managed Income Portfolio seeks high current income consistent with what its investment adviser believes to be prudent risk of capital. The fund invests primarily in U.S. corporate debt obligations and U.S. government securities, including mortgage and asset backed securities, but may also invest to a limited extent in foreign issuers.

   The Pioneer Strategic Income Portfolio (formerly Putnam Diversified Income Portfolio) seeks a high level of current income.

   The Smith Barney High Income Portfolio seeks high current income by investing at least 80% of its assets in high-yielding corporate debt obligations and preferred stock of U.S. and foreign issuers, but may also invest in foreign issuers. Capital appreciation is a secondary objective.

   The SB Adjustable Rate Income Portfolio seeks to provide high current income and to limit the degree of fluctuation of its net asset value from movements in interest rates.

   The Smith Barney Money Market Portfolio seeks maximum current income consistent with preservation of capital. Shares of Smith Barney Money Market Portfolio are not insured or guaranteed by the U.S. Government. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

   In all cases, there can be no assurance that a fund will achieve its investment objective.

                                   CONTENTS

Directors and Executive Officers...........................................  3
Investment Objectives and Management Policies..............................  7
Investment Practices....................................................... 25
Risk Factors............................................................... 49
Investment Restrictions.................................................... 59
Portfolio Turnover......................................................... 75
Taxation................................................................... 76
Performance Information.................................................... 80
Determination of Net Asset Value........................................... 82
Availability of the Funds.................................................. 83
Redemption of Shares....................................................... 84
Management................................................................. 84
Other Information about the Company........................................ 91
Financial Statements....................................................... 95
Other Information.......................................................... 95
Appendix A--Ratings on Debt Obligations.................................... 96

                       DIRECTORS AND EXECUTIVE OFFICERS

   The Directors and Executive Officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Directors oversee, and other directorships held are set forth below. Each Director serves and holds office until a successor is elected and qualified. "Fund Complex" consists of the Company and any other investment companies associated with Citigroup.

   Each Director and Executive Officer of the Company noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be "interested persons" of the Company, as defined in the Investment Company Act of 1940 (the "1940 Act"), and are referred to as "Non-Interested Directors."

                                    Term of                                     Number of
                                    Office*                                    Portfolios
                                      and                                        in Fund
                       Position(s) Length of                                     Complex
                        Held with    Time         Principal Occupation(s)       Overseen
Name, Address, and Age   Company    Served          During Past 5 Years        by Director
---------------------- ----------- --------- --------------------------------- -----------
Non-Interested Directors:
 A.E. Cohen             Director     Since   Consultant to Chugai                   17
 444 Madison Avenue                  1996    Pharmaceutical Co. Ltd.
 New York, NY 10022
 Age 66







 Robert A. Frankel      Director     Since   Managing Partner of Robert A.          24
 8 John Walsh Blvd.                  1999    Frankel Managing Consultants;
 Peekskill, NY 10566                         Former Vice President of The
 Age 75                                      Readers Digest Association, Inc.

 Michael E. Gellert     Director     Since   General Partner of Windcrest           19
 122 East 42nd Street                1999    Partners, a venture capital
 New York, NY 10168                          firm
 Age 71


 Rainer Greeven         Director     Since   Attorney, Rainer Greeven PC            17
 630 5th Avenue                      1994
 New York, NY 10111
 Age 66

 Susan M. Heilbron      Director     Since   Owner/Consultant of Lacey &            17
 P.O. Box 557                        1994    Heilbron, a public relations firm
 Chilmark, MA 02535
 Age 58
 Interested Director:
 R. Jay Gerken***       Chairman,    Since   Managing Director of Citigroup        227
 CGM                    President    2002    Global Markets Inc. ("CGM")
 399 Park Avenue        and Chief
 4th Floor              Executive
 New York, NY 10022     Officer
 Age 52
--------




                                 Other Directorships
Name, Address, and Age           Held by Director**
---------------------- ---------------------------------------
Non-Interested Directors:
 A.E. Cohen            Director of Agouron
 444 Madison Avenue    Pharmaceuticals, Inc., Akzo Nobel NV,
 New York, NY 10022    Teva Pharmaceutical Inc., Ltd., Chugai
 Age 66                Pharmaceutical Co. Ltd.,
                       Pharmaceutical Product Development,
                       Inc. and Axonyx Inc. (biopharma-
                       ceutical company); Chairman of
                       Vasomedical, Inc., Neurobiological
                       Technologies Inc. and Kramex
                       Corporation

 Robert A. Frankel     None
 8 John Walsh Blvd.
 Peekskill, NY 10566
 Age 75

 Michael E. Gellert    Director of Dalet S.A. (a publicly held
 122 East 42nd Street  French company), Devon Energy Corp.,
 New York, NY 10168    High Speed Access Corp., Humana,
 Age 71                Inc. (health benefit company),
                       SEACOR Smit, Inc. and Six Flags, Inc.

 Rainer Greeven        Director of Continental Container
 630 5th Avenue        Corp.
 New York, NY 10111
 Age 66

 Susan M. Heilbron     None
 P.O. Box 557
 Chilmark, MA 02535
 Age 58
 Interested Director:
 R. Jay Gerken***      None
 CGM
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 52
--------

*   Directors serve until their successors are elected and qualified.
** This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
*** Mr. Gerken is an "interested person" of the Company as defined in the 1940
    Act because he is an officer of Smith Barney Fund Management LLC ("SBFM") and its affiliates.

                                                                                     Number of
                                       Term of                                      Portfolios
                                       Office*                                          in
                                         and                                           Fund
                        Position(s)   Length of                                       Complex
                         Held with      Time          Principal Occupation(s)        Overseen   Other Directorships
Name, Address, and Age    Company      Served           During Past 5 Years         by Director Held by Director**
---------------------- -------------- --------- ----------------------------------- ----------- -------------------
 Executive Officers:

 Lewis E. Daidone      Senior Vice      Since   Managing Director of CGM; Chief         N/A             N/A
 CGM                   President and    2000    Financial Officer and Treasurer of
 125 Broad Street      Chief                    mutual funds affiliated with
 11th Floor            Administrative           Citigroup Inc.; Director and Senior
 New York, NY 10004    Officer                  Vice President of SBFM and
 Age 46                                         Travelers Investment Adviser, Inc.
                                                ("TIA")

 Richard L. Peteka     Chief            Since   Director of CGM; Director and           N/A             N/A
 CGM                   Financial        2002    Head of Internal Control for
 125 Broad Street      Officer and              Citigroup Asset Management U.S.
 11th Floor            Treasurer                Mutual Fund Administration from
 New York, NY 10004                             1999-2002; Vice President, Head
 Age 42                                         of Mutual Fund Administration and
                                                Treasurer at Oppenheimer Capital
                                                from 1996-1999

 Jeffrey J. Russell    Vice President   Since   Managing Director of CGM                N/A             N/A
 CGM                   and              1994
 399 Park Avenue       Investment
 4th Floor             Officer
 New York, NY 10022
 Age 45

 Peter J. Wilby, CFA   Vice President   Since   Managing Director of CGM                N/A             N/A
 CGM                   and              2000
 399 Park Avenue       Investment
 4th Floor             Officer
 New York, NY 10022
 Age 44

 Martin R. Hanley      Vice President   Since   Director of CGM and Investment          N/A             N/A
 CGM                   and              1994    Officer of SBFM
 399 Park Avenue       Investment
 New York, NY 10022    Officer
 Age 37

 Denny M. Voss         Vice President   Since   Senior Vice President and Chief         N/A             N/A
 TAMIC                                  1998    Investment Officer of Travelers
 399 Park Avenue                                Asset Management International
 New York, NY 10022                             Company, LLC
 Age 54                                         ("TAMIC")

 David M. Calabro      Investment       Since   Senior Vice President of                N/A             N/A
 MFS                   Officer          1994    Massachusetts Financial Services
 500 Boylston Street                            Company ("MFS")
 Boston, MA 02116
 Age 43

 Beth A. Semmel, CFA   Vice President   Since   Managing Director of CGM                N/A             N/A
 CGM                   and              2002
 399 Park Avenue       Investment
 New York, NY 10013    Officer
 Age 42

 Kenneth J. Taubes     Investment       Since   Senior Vice President and Director      N/A             N/A
 Pioneer Investment    Officer          2003    of Fixed Income Investments,
 Management, Inc.                               Pioneer Investment Management,
 60 State Street                                Inc.; previously, Senior Vice
 Boston, MA 02019                               President of Pioneer Investment
                                                Management, Inc.

--------
*  Directors serve until their successors are elected and qualified.
** This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

                                                                                    Number of
                                          Term of                                  Portfolios
                                          Office*                                      in
                                            and                                       Fund
                             Position(s) Length of                                   Complex
                              Held with    Time        Principal Occupation(s)      Overseen   Other Directorships
Name, Address, and Age         Company    Served         During Past 5 Years       by Director Held by Director**
----------------------       ----------- --------- ------------------------------- ----------- -------------------
Executive Officers:

Jeff D. New                  Investment    Since   Managing Director and Senior        N/A             N/A
Van Kampen Asset             Officer       1994    Portfolio Manager, Van Kampen
Management Inc.                                    Asset Management
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Age 46

Richard A. Freeman           Vice          Since   Managing Director of CGM            N/A             N/A
CGM                          President     1999
399 Park Avenue              and
New York, NY 10022           Investment
Age 50                       Officer

Lawrence B. Weissman         Vice          Since   Managing Director of CGM            N/A             N/A
CGM                          President     1999
300 First Stamford Place     and
Stamford, CT 06902           Investment
Age 42                       Officer

Alan J. Blake                Investment    Since   Managing Director of CGM            N/A             N/A
CGM                          Officer       1998
399 Park Avenue
New York, NY 10022
Age 54

Kenneth Zschappel            Investment    Since   Assistant Vice President and        N/A             N/A
AIM Capital Management, Inc. Officer       1995    Senior Portfolio Manager of AIM
11 Greenway Plaza                                  Capital
Suite 100
Houston, TX 77046
Age 36

David A. Torchia             Investment    Since   Investment Officer, SBFM;           N/A             N/A
CGM                          Officer       2003    Managing Director of CGM
399 Park Avenue
New York, New York 10022
Age 42

Theresa M. Veres             Investment    Since   Investment Officer, SBFM;           N/A             N/A
CGM                          Officer       2003    Director of CGM
399 Park Avenue
New York, New York 10022
Age 36

John Cunningham              Investment    Since   Investment Officer, SBFM;           N/A             N/A
CGM                          Officer       2003    Managing Director, Salomon
399 Park Avenue                                    Brothers Asset Management Inc.
New York, NY 10022                                 and CGM
Age 37

Andrew Beagley               Chief Anti-   Since   Director, CGM (since 2002);         N/A             N/A
CGM                          Money         2002    Director of Compliance, North
399 Park Avenue, 4th Floor   Laundering            America, Citigroup Asset
New York, NY 10022           Compliance            Management (since 2000);
Age 40                       Officer               Director of Compliance, Europe,
                                                   the Middle East and Africa,
                                                   Citigroup Asset Management
                                                   (from 1999 to 2000); Compliance
                                                   Officer, Salomon Brothers Asset
                                                   Management Limited, Smith
                                                   Barney Global Capital
                                                   Management Inc., Salomon
                                                   Brothers Asset Management Asia
                                                   Pacific Limited (from 1997 to
                                                   1999).

                                                                                   Number of
                                        Term of                                   Portfolios
                                        Office*                                       in
                                          and                                        Fund
                           Position(s) Length of                                    Complex
                            Held with    Time        Principal Occupation(s)       Overseen   Other Directorships
Name, Address, and Age       Company    Served         During Past 5 Years        by Director Held by Director**
----------------------     ----------- --------- -------------------------------- ----------- -------------------

Robert I. Frenkel          Chief Legal   Since   Managing Director and General        N/A             N/A
Citigroup Asset Management Officer       2003    Counsel, Global Mutual Funds for
300 First Stamford Place                         Citigroup Asset Management
4th Floor                                        (since 1994)
Stamford, CT 06902
Age 48

Kaprel Ozsolak             Controller    Since   Vice President of CGM                N/A             N/A
CGM                                      2002
125 Broad Street
11th Floor
New York, NY 10004
Age 38

Christina T. Sydor         Secretary     Since   Managing Director of CGM;            N/A             N/A
CGM                                      2000    General Counsel and Secretary of
300 First Stamford Place                         SBFM and TIA
Stamford, CT 06902
Age 52

--------
*  Directors serve until their successors are elected and qualified.
** This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

   The business affairs of each fund are managed by or under the direction of the Board of Directors.

   The Board has a standing Audit Committee comprised of all of the Non-Interested Directors. The Audit Committee met once during the funds' last fiscal year to review the internal and external accounting procedures of the funds and, among other things, to consider the selection of independent certified public accountants for the funds, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

   The Board also has a standing Governance Committee. All Non-Interested Directors are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

   The following sets forth the dollar range of equity securities in the Company beneficially owned by each Director, and, on an aggregate basis, in all registered investment companies overseen by each Director in the Fund Complex as of December 31, 2002:

                                                            Aggregate Dollar Range of
                                                            Equity Securities in All
                                                              Registered Investment
                                                              Companies overseen by
                          Dollar Range of Equity Securities   director in Family of
Name of Director                   in the Company             Investment Companies
----------------          --------------------------------- -------------------------
Abraham E. Cohen.........               none                          none
Robert A. Frankel........               none                      over $100,000
Michael E. Gellert.......               none                          none
Rainer Greeven...........               none                          none
Susan M. Heilbron........               none                          none
R. Jay Gerken............               none                      over $100,000

   Citigroup has invested approximately $8 to $10 million in Virtual Growth Inc. through a private placement; Windcrest Partners, of which Michael Gellert is the general partner, has also invested in Virtual Growth Inc.

Citibank N.A. has issued a $12 million line of credit to Windcrest Partners; the balance was $4,576,756 as of December 31, 2002. Citibank N.A. has also issued a $1.8 million line of credit in Mr. Gellert's name; the balance as of December 31, 2002 is $0.

   The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each Director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its Directors and Executive Officers. Officers and Interested Directors of the Company are compensated by CGM.

                                             Compensation
                                             from Company
                                               and Fund      Number of Funds
                               Aggregate        Complex         for Which
                              Compensation Paid to Directors Director Serves
                              From Company   Calendar Year       Within
    Name of Person            FYE 10/31/02  Ended 12/31/02    Fund Complex
    --------------            ------------ ----------------- ---------------
    Abraham E. Cohen.........  $21,888.00     $23,550.00           17
    Robert A. Frankel........   23,590.00      25,500.00           24
    Michael Gellert..........   21,889.00      73,450.00           17
    Rainer Greeven...........   23,289.00      25,400.00           17
    Susan M. Heilbron........   23,289.00      27,100.00           17
    R. Jay Gerken............     none           none              227

   On February 3, 2003, Directors and Executive Officers owned in the aggregate less than 1% of the outstanding securities of the Company.

                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

   Each fund's investment objectives and certain investment restrictions (described under "Investment Restrictions") are deemed to be "fundamental," and therefore may be changed only by the "vote of a majority of the outstanding voting securities" as defined under the 1940 Act. However, each fund's investment policies are nonfundamental, and thus may be changed without shareholder approval by the Board of Directors, provided such change is not prohibited by such fund's fundamental investment restrictions or applicable law, and any such change will first be disclosed in the then current Prospectus or SAI.

   Set forth below is a discussion of certain nonfundamental investment policies for each fund. Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its 80% policy. Refer to the "Investment Practices" and "Risk Factors" sections of this SAI for further information.

Smith Barney International All Cap Growth Portfolio

   Under normal market conditions, the fund invests at least 80% of its assets in a diversified portfolio of equity securities and may invest up to 20% of its assets in bonds, notes and debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political sub-divisions).

   In seeking to achieve its objective, the fund invests its assets primarily in common stocks of foreign companies which in the opinion of SBFM have potential for growth of capital. However, there is no requirement that the fund invest exclusively in common stocks or other equity securities and, if deemed advisable, the fund may invest up to 20% of its assets in bonds, notes and other debt securities (including securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political subdivisions).

   The fund will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. Except as stated below, the fund will invest at least 80% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile, and Venezuela), Australia, Canada and such other areas and countries as SBFM may determine from time to time. Concentration of the fund's assets in one or a few countries or currencies will subject the fund to greater risks than if the fund's assets were not geographically concentrated.

   It is expected that fund securities will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, the United States securities exchanges and over-the-counter markets.

   The fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions up to 5% of its net assets.

Smith Barney Large Cap Value Portfolio

   Under normal market conditions the fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of companies with large market capitalizations.

   The fund may make investments in foreign securities, though management currently intends to limit such investments to 5% of the fund's assets, and an additional 10% of its assets may be invested in sponsored American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The fund may also lend up to 20% of the value of its total assets and may purchase or sell securities on a when-issued or delayed delivery basis.

   The fund may buy or sell covered put and covered call options up to 15% of its net assets, provided such options are listed on a national securities exchange.

Smith Barney Large Capitalization Growth Portfolio

   Under normal market conditions, the fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of U.S. companies with large market capitalizations. Large market capitalization companies are currently defined as those whose market capitalization is at least $5 billion or more at the time of investment. The core holdings of the fund will be large capitalization companies that are dominant in their industries, global in scope and have a long-term history of performance. The fund has the flexibility, however, to invest up to 20% of the fund's net assets plus any borrowings for investment purposes in companies with other market capitalizations. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume resulting in a high degree of liquidity. Companies whose capitalization falls below this level after purchase will continue to be considered large capitalization companies for purposes of the 80% policy.

   The fund may invest in securities of non-U.S. issuers in the form of ADRs, European Depositary Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the fund's investment in these types of securities to 10% of the fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates investment in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

   Under normal market conditions, at least 80% of the fund's portfolio will consist of common stocks, but it also may contain money market instruments for cash management purposes, including U.S. government securities; certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to such instruments.

Strategic Equity Portfolio

   Fidelity Management & Research Company ("FMR"), the subadviser, normally invests at least 80% of the fund's assets in equity securities. FMR normally invests the fund's assets primarily in common stocks.

   FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

   FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

   FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

AIM Capital Appreciation Portfolio

   The fund invests principally in common stocks of companies the subadviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term, growth in earnings and have excellent prospects for future growth. As a result of this policy, the market prices of many of the securities purchased and held by the fund may fluctuate more widely than other equity securities.

   Special Situations. Although the fund does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investments securities.

   The fund may not invest more than 20% of its total assets in foreign securities, including ADRs as well as EDRs and other securities representing underlying securities of foreign issuers as foreign securities for purposes of this limitation.

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   The fund may also invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. In addition, the fund may purchase domestic stock index futures contracts. It may also purchase call options, but not for speculative purposes, and write (sell) covered call options on no more than 25% of the value of its net assets.

Van Kampen Enterprise Portfolio

   The fund invests primarily in common stocks of growth companies. In addition to common stocks, the fund may invest in warrants and preferred stocks, and in the securities of other investment companies. The fund may also invest up to 15% of the value of its total assets in securities of foreign issuers.

   The fund generally holds a portion of its assets in investment grade short-term debt securities in order to provide liquidity. The fund may also hold investment grade corporate or government bonds. The market prices of such bonds can be expected to vary inversely with changes in prevailing interest rates.

   The fund expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of its portfolio and the subadviser's expectations concerning the securities markets. In times of stable or rising stock prices, the fund generally seeks to obtain maximum exposure to the stock market, i.e., to be "fully invested." Nevertheless, even when the fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The fund may also have cash on hand that has not yet been invested. The portion of the fund's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the fund can compensate for the cash portion of its assets and obtain performance equivalent to investing 100% of its assets in equity securities.

   If the subadviser anticipates a market decline, the fund may seek to reduce its exposure to the stock market by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result may be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the fund's securities. Sales of futures contracts could frequently be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

   As an alternative to selling futures contracts, the fund can purchase puts (or futures puts) to hedge the fund's risk in a declining market. Since the value of a put increases as the underlying security declines below a specified level, the fund's value is protected against a market decline to the degree the performance of the put correlates with the performance of its investment portfolio. If the market remains stable or advances, the fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

Smith Barney Aggressive Growth Portfolio

   The fund invests primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the fund's assets are invested in the securities of such companies.

   SBFM emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. SBFM focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the fund acquires their stocks.

   The fund may invest up to 10% of its assets in foreign securities.

Smith Barney Mid Cap Core Portfolio

   The fund invests under normal market conditions at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of medium sized companies. Medium sized companies are those whose market capitalization is within the market capitalization range of companies in the S&P MidCap Index (the "Index") at the time of the fund's investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

   SBFM focuses on medium capitalization companies that exhibit attractive growth characteristics. SBFM selects individual "growth" stocks for investment in two ways: by identifying those companies which exhibit the most favorable growth prospects and by identifying those companies which have favorable valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price" and offers investors style diversification within a single fund.

   The fund may invest up to 20% of its assets in foreign securities.

MFS Total Return Portfolio

   The fund's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities may be held by the fund. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The fund may vary the percentage of assets invested in any one type of security in accordance with the subadviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The fund's debt investments may consist of both "investment grade" securities (rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or better by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch, Inc. ("Fitch"), securities that are unrated, and securities that are rated in the lower ratings categories (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) (commonly known as "junk bonds"), including up to 20% of its net assets in nonconvertible fixed income securities that are in these lower ratings categories or comparable unrated securities. See Appendix A for a description of these ratings. Generally, most of the fund's long-term debt investments will consist of "investment grade" securities. It is not the fund's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the subadviser's own independent and ongoing review of credit quality.

   As noted above, the fund invests in unrated and lower-rated corporate debt securities, commonly known as "junk bonds." The fund may also invest in emerging market securities.

   The fund will be managed actively with respect to the fund's fixed income securities and the asset allocations modified as the subadviser deems necessary. Although the fund does not intend to seek short-term profits, fixed income securities will be sold whenever the subadviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities the fund does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the fund will effect trades whenever it believes that changes in its portfolio securities are appropriate.

Salomon Brothers Strategic Total Return Bond Portfolio

   The fund invests under normal market conditions at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of U.S. and foreign companies, banks and governments, including those in emerging markets, or other investments with similar economic characteristics.

The subadviser will have broad discretion to allocate the fund's assets among the following segments of the global market for fixed income securities: U.S. government obligations, investment and non-investment grade U.S. and non-U.S. corporate debt, mortgage and asset-backed securities, and investment and non-investment grade sovereign debt, including issuers in emerging markets.

   Lower quality securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

   For purposes of the fund's operations, "emerging markets" will consist of all countries determined by the subadviser to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund will consider investments in, but not be limited to, the following emerging markets: Algeria, Argentina, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Greece, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Nicaragua, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Portugal, Republic of Slovakia, Russia, Singapore, Slovenia, South Africa, South Korea, Sri Lanka, Swaziland, Taiwan, Thailand, Turkey, Ukraine, Uruguay, Venezuela, Zambia and Zimbabwe.

   The fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

   An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, or with a principal office in, an emerging market.

   The fund's investments in emerging market securities may consist substantially of Brady Bonds and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The subadviser may invest in debt securities of emerging market issuers that it determines to be suitable investments for the fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade.

   The fund invests in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries.

   Pending investment of proceeds from new sales of fund shares or to meet ordinary daily cash needs, the fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest its assets in high quality foreign or domestic money market instruments.

   Asset Allocation. The fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units. The fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars.

   The subadviser selectively will allocate the assets of the fund in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for total return. In doing so, the subadviser intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the fund. Securities held by the fund may be invested in without limitation as to maturity.

   The subadviser selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

   The subadviser generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the fund may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques that include currency, options and futures transactions.

   Selection of Debt Investments. In determining the appropriate distribution of investments among various countries and geographic regions for the fund, the subadviser ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

   Although the fund values its assets daily in terms of U.S. dollars, the fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

   The fund may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including CDs, TDs, demand deposits and bankers' acceptances) subject to the restriction that the fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to all the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

   According to the subadviser, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, the subadviser believes that the fund's policy of investing in debt securities throughout the world may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the fund that invest solely in debt securities of U.S. issuers.

   The fund may borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds for investment purposes. The fund will borrow for investment purposes only when the subadviser believes that such borrowings will benefit the fund, after taking into account considerations such as the cost of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. In addition, the fund may borrow money for temporary or emergency purposes or payments in an amount not exceeding 5% of the value of its total assets (not including the amount borrowed) provided that the total amount borrowed by the fund for any purpose does not exceed 33 1/3% of its total assets. The fund may also purchase securities on a "when-issued basis" and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.

   Nondiversification. As a "non-diversified" fund under the 1940 Act, the fund will have the ability to invest more than 5% of its assets in the securities of any issuer. However, the fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires (among other things) that at least 50% of the fund's assets consist of U.S. government securities, cash and cash items, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to not more than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the fund's total assets. These limits are measured at the end of each quarter of the fund's taxable year. Under the Subchapter M limits, "non-diversification" allows up to 50% of a fund's total assets to be invested in as few as two single issuers. An investment in the fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the fund's assets may be invested in securities of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the fund, and consequently a greater degree of fluctuation of the fund's net asset value, because the fund will be more susceptible to economic, political or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers. The fund also intends to satisfy the diversification requirements of Section 817(h) of the Code and the Treasury regulations promulgated thereunder.

Travelers Managed Income Portfolio

   Under normal market conditions, (1) at least 65% of the fund's total assets will be invested in U.S. government securities and in investment-grade corporate debt obligations (i.e., rated within the four highest ratings categories of Moody's or S&P or in unrated obligations of comparable quality); and (2) at least 65% of the fund's total assets will be invested in debt obligations having durations of 10 years or less. The fund may only invest in U.S. government securities that are issued or guaranteed as to both principal and interest by the U.S. government or backed by the full faith and credit of the U.S. government or its agencies or instrumentalities.

   The fund may invest up to 35% of its total assets in obligations rated below the four highest ratings of Moody's or S&P, with no minimum rating required. Such securities, which are considered to have speculative characteristics, include securities rated in the lowest rating categories of Moody's or S&P (commonly referred to as "junk bonds"), which are extremely speculative and may be in default with respect to payment of principal or interest.

   The fund may also invest up to 35% of its total assets in fixed-income obligations having durations longer than 10 years, up to 25% of its total assets in convertible debt obligations and preferred stocks, and up to 20% of its total assets in securities of foreign issuers, including foreign governments. The fund will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner. Changes in interest rates will affect the value of the fund's portfolio investments.

   Bank CDs and bankers' acceptances in which the fund may invest are limited to U.S. dollar-denominated instruments of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. In addition, the fund may invest in U.S. dollar-denominated, non-negotiable TDs issued by foreign branches of domestic banks and London branches of foreign banks and negotiable certificates of deposit issued by London branches of foreign banks. The foregoing investments may be made provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million as of the date of investment. Investments in obligations of foreign branches of domestic banks, foreign banks, and domestic branches of foreign banks involve risks that are different from investments in securities of domestic banks, and are discussed in more detail under "Risk Factors."

   The fund may invest up to 25% of its total assets in securities representing interests in pools of assets such as mortgage loans, motor vehicle installment purchase obligations and credit card receivables ("asset backed securities"), which include classes of obligations collateralized by mortgage loans or mortgage pass-through certificates ("CMOs"). The fund is authorized to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

   The fund may invest up to 20% of its assets in foreign securities.

Pioneer Strategic Income Portfolio

   The subadviser allocates the fund's investments among the following three segments of the debt markets: (i) below investment grade (high yield) securities of U.S. and non-U.S. issuers; (ii) investment grade securities of U.S. issuers; and (iii) investment grade securities of non-U.S. issuers.

   Investment grade debt securities are regarded as having an adequate capacity to pay interest and repay principal. Debt securities rated BBB by S&P or Baa by Moody's are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

   Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other nationally recognized securities rating organizations. See Appendix A for a description of rating categories.

   Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

   The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

   Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

   Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The fund's subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

   For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

   The fund may purchase municipal obligations when the subadviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for regular U.S. Federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for regular U.S. Federal income tax purposes, although current Federal tax laws place substantial limitations on the size of these issues. The fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

   The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

   The mortgage derivatives in which the fund may invest include interests in CMOs, real estate mortgage investment conduits and stripped mortgage-backed securities.

   Defensive Strategies. At times, the subadviser may judge that conditions in the securities market make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund's assets.

Smith Barney High Income Portfolio

   The fund seeks to achieve its investment objectives by investing, under normal conditions at least 80% of the value of its net assets plus any borrowings for investment purposes in high-yield corporate debt obligations and preferred stock of U.S. and foreign issuers or other investments with similar economic characteristics. SBFM may adjust the fund's average maturity when, based on interest rate trends and other market conditions, it deems it appropriate to do so. Up to 20% of the fund's net assets, plus any borrowings for investment purposes, may be invested in common stock or common stock equivalents, including convertible securities, options, warrants and rights and/or securities rated higher than Ba by Moody's and BB by S&P. The fund's equity investments may be made in securities of companies of any size depending on the relative attractiveness of the company and the economic sector in which it operates. Fixed income securities purchased by the fund will generally be lower- rated securities, and may be rated as low as C by Moody's or D by S&P, or in non-rated income securities that SBFM determines to be of comparable quality. The fund will not purchase securities rated lower than B by both Moody's and S&P, if, immediately after such purchase, more than 10% of the fund's total assets are invested in such securities.

   The fund may invest up to 20% of its assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars.

SB Adjustable Rate Income Portfolio

   In seeking to achieve its investment objectives, the fund will invest principally in adjustable rate securities and U.S. government securities. Under normal market conditions, the fund will invest at least 80% of its net assets in adjustable rate securities, which may include U.S. government securities. The fund's assets not invested in U.S. government securities may be invested in, among other instruments, fixed rate and adjustable rate MBSs, asset-backed securities ("ABSs") and corporate debt securities rated within the two highest long-term debt categories by a nationally recognized statistical rating organization (an "NRSRO"), such as those rated Aa by Moody's or AA by S&P and money market instruments with a comparable short-term rating. Up to 20% of the fund's total assets may be invested in securities that are unrated but deemed to be of comparable credit quality by SBFM, and up to 10% of the fund's total assets may be invested in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities that are of comparable credit quality. The foregoing policies as to ratings of portfolio securities will be applicable at the time securities are purchased by the fund; if portfolio securities of the fund are subsequently assigned lower ratings, if they cease to be rated or if they cease to be deemed to be comparable, SBFM will reassess whether the fund should continue to hold the securities.

   The fund may invest up to 5% of its total assets in municipal obligations and in zero coupon securities, including zero coupon U.S. Treasury securities. In addition, the fund may engage in various hedging strategies to increase investment return and/or protect against interest rate changes in an effort to maintain the stability of its net asset value.

  Adjustable Rate Securities

   The fund will invest at least 80% of its net assets in adjustable rate securities ("Adjustable Rate Securities"), consisting principally of MBS and ABS. Adjustable Rate Securities are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount (typically referred to as a "spread") over the market levels of interest rates as reflected in specified indexes. MBSs are securities that directly or indirectly represent an interest in, or are backed by and are payable from, mortgage loans secured by real property. ABSs are similar in structure to MBSs, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or of commercial loans. MBSs and ABSs are issued in structured financings through which a sponsor securitizes the underlying mortgage loans or financial assets to provide the underlying assets with greater liquidity or to achieve certain other financial goals. The collateral backing MBSs and ABSs is usually held by an independent bailee, custodian or trustee on behalf of the holders of the related MBSs or ABSs. The holder of the related MBSs or ABSs (such as the fund) will have either an ownership interest or security interest in the underlying collateral and can exercise its rights to it through the bailee, custodian or trustee.

   Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. These prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous economic, geographic, social and other factors. (ABSs backed by assets other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rates of prepayments will generally affect the yield to maturity of the security.

   Among the specific types of MBSs in which the fund may invest are ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first 3, 6, 12, 13, 36 or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in a designated benchmark index.

   Indices. The key determinant of the interest rates paid on Adjustable Rate Securities is the interest rate index chosen (and the spread, above or below the interest rate of the index, required to be paid on the security). Certain indices are tied to the interest rate paid on specified securities, such as one-, three- or five-year U.S. Treasury securities, whereas other indices are more general. A prominent example of a general type of index is the cost of funds for member institutions (that is, savings and loan associations and savings banks) of the Federal Home Loan Bank (the "FHLB") of San Francisco (the 11th District Cost of Funds Index or "COFI"). A number of factors may affect the COFI and cause it to behave differently from indices tied to specific types of securities. The COFI is dependent upon, among other things, the origination dates and maturities of the member institutions' liabilities. Consequently, the COFI may not reflect the average prevailing market interest rates on new liabilities of similar maturities, and may not move in the same direction as prevailing interest rates since, as longer term deposits or borrowings mature and are renewed at market interest rates, the COFI will rise or fall depending upon the differential between the prior and the new rates on the deposits and borrowings. In addition, associations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Any movement in the COFI as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI. To the extent that the COFI may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates any increase may produce a higher yield later than would be produced by the other indices. In a period of declining interest rates, the COFI may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans that adjust in accordance with the COFI than mortgage or other loans that adjust in accordance with other indices. In addition, to the extent that the COFI may lag behind other indices in a period of rising interest rates, securities based on the COFI may have a lower market value than would result from use of other indices. In a period of declining interest rates, securities based on the COFI may reflect a higher market value than would securities based on other indices.

   The interest rates paid on Adjustable Rate Securities are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments occur at intervals ranging from one to 36 months. The degree of volatility in the market value of the Adjustable Rate Securities in the fund's portfolio will be a function of the frequency of the adjustment period, the applicable index and the degree of volatility in the applicable index. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively. The fund will not seek to maintain an overall average cap or floor, although SBFM will consider caps or floors in selecting Adjustable Rate Securities for the fund.

   The adjustable interest rate feature underlying the Adjustable Rate Securities in which the fund invests generally will act as a buffer to reduce sharp changes in the fund's net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the fund's MBSs are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the fund to fluctuate less dramatically than it would if the fund invested in more traditional long- term, fixed rate debt securities. During periods of rapidly rising interest rates, however, changes in the coupon rate may temporarily lag behind changes in the market rate, possibly resulting in a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sell their shares of the fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

   Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, the fund's MBSs will allow the fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. In addition, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund generally will be able to reinvest those amounts in securities with a higher current rate of return. The fund will not benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current coupon of Adjustable Rate Securities to exceed the maximum allowable caps. The fund's net asset value could vary to the extent that current yields on Adjustable Rate Securities are different from market yields during interim periods between the coupon reset dates.

   MBSs.  Three basic types of MBSs are currently available for investments:
(a) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, primarily consisting of securities either guaranteed by the Government National Mortgage Association ("GNMA") or issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by private issuers that represent an interest in or are collateralized by MBSs issued or guaranteed by the United States government or one of its agencies or instrumentalities; and
(c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or MBSs without a United States Government guarantee but usually having some form of private credit enhancement.

   MBSs and ABSs issued by Nongovernmental Entities. Certain of the MBSs, as well as certain of the ABSs, in which the fund may invest will be issued by private issuers. Such MBSs and ABSs may take a form similar to the pass-through MBSs issued by agencies or instrumentalities of the United States, or may be structured in a manner similar to the other types of MBSs or ABSs described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

   Credit Enhancements. Credit enhancements for certain MBSs and ABSs issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain MBSs and ABSs issued by non-governmental entities typically take one of two forms: (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. SBFM will monitor, on an ongoing basis, the creditworthiness of the providers of credit enhancement for such MBSs and ABSs held by the fund.

   Examples of such credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The fund may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

   Collateralized Mortgage Obligations. The fund may invest in MBSs taking the form of CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (this collateral being referred to collectively as "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income on the Mortgage Assets, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these types of institutions.

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on MBSs.

   Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payments on PAC Bonds have the highest priority after interest has been paid to all classes.

   ABSs. The fund will invest in various types of Adjustable Rate Securities in the form of ABSs. The securitization techniques for ABSs are similar to those used for MBSs; through the use of trusts and special purpose corporations, various types of receivables (such as home equity loans and automobile and credit card receivables) are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. ABSs are typically bought or sold from or to the same entities that act as primary dealers in U.S. government securities.

   Certain of the ABSs in which the fund will invest will be guaranteed by the Small Business Administration ("SBA"). The SBA is an independent agency of the United States, and ABSs guaranteed by the SBA carry a guarantee of both principal and interest backed by the full faith and credit of the United States. These ABSs may include pass-through securities collateralized by SBA-guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMs. These loans generally include commercial loans, such as working capital loans and equipment loans. The underlying loans are originally made by private lenders and are guaranteed in part by the SBA, the guaranteed portion of the loans constituting the underlying financial assets in these ABSs. In general, the collateral supporting ABSs is of shorter maturity than mortgage loans and may be less likely to experience substantial prepayments. Like MBSs, ABSs are often backed by a pool of assets representing the obligations of a number of different parties. Currently, pass-through securities collateralized by SBA-guaranteed loans and home equity loans are the most prevalent ABSs that are Adjustable Rate Securities.

   ABSs are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, including MBSs, which could result in possible losses to the fund. In addition, the secondary market for ABSs may not be as liquid as the market for other securities, including MBSs, which may result in the fund's experiencing difficulty in valuing ABSs.

   U.S. Government Agencies or Instrumentalities. MBSs issued or guaranteed by agencies or instrumentalities of the United States Government are generally considered to be of higher quality than those issued or guaranteed by nongovernmental entities.

   Government National Mortgage Association. GNMA is a wholly owned corporate instrumentality of the United States Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration ("FHA") under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or be guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

   GNMA pass-through MBSs may represent a proportionate interest in one or more pools of the following types of mortgage loans: (a) fixed rate level payment mortgage loans; (b) fixed rate graduated payment mortgage loans; (c) fixed rate growing equity mortgage loans; (d) fixed rate mortgage loans secured by manufactured (mobile) homes; (e) mortgage loans on multifamily residential properties under construction; (f) mortgage loans on completed multifamily projects; (g) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (h) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (i) mortgage-backed serial notes.

   Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a United States Government agency to add greater liquidity to the mortgage market, and was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. FNMA guarantees timely payment of principal and interest on FNMA MBSs. The obligations of FNMA are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship between FNMA and the United States, MBSs issued by FNMA are generally considered to be high quality securities with minimal credit risk.

   Each FNMA pass-through MBS represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any government agency). The loans contained in those pools consist of: (a) fixed rate level payment mortgage loans; (b) fixed rate growing equity mortgage loans; (c) fixed rate graduated payment mortgage loans; (d) variable rate mortgage loans; (e) other adjustable rate mortgage loans; and (f) fixed rate mortgage loans secured by multifamily projects.

   Federal Home Loan Mortgage Corporation. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the sale of the mortgage loans in the form of MBSs.

   The mortgage loans underlying FHLMC MBSs typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set out in the FHLMC Act. Mortgage loans underlying FHLMC MBSs may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC MBS.

   FHLMC guarantees (a) the timely payment of interest on all FHLMC MBSs, (b) the ultimate collection of principal with respect to some FHLMC MBSs and (c) the timely payment of principal with respect to other FHLMC MBSs. The obligations of FHLMC are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship of FHLMC to the United States, MBSs issued by FHLMC are generally considered to be high quality securities with minimal credit risk.

   U.S. Small Business Administration. The SBA is an independent agency of the United States established by the Small Business Act of 1953. The SBA was organized primarily to assist independently owned and operated businesses that are not dominant in their respective markets. The SBA provides financial assistance, management counseling and training for small businesses, as well as acting generally as an advocate of small businesses. The SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. The SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. The SBA's guarantee of the certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the United States.

  Other Investments of the SB Adjustable Rate Income Portfolio

   Fixed Rate MBSs. Fixed rate MBSs in which the fund may invest consist primarily of fixed rate pass-through securities and fixed rate CMOs. Like Adjustable Rate Securities, these fixed rate securities may be issued either by agencies or instrumentalities of the United States Government or by the types of private issuers described above. The basic structures of fixed rate MBSs are the same as those described above with respect to Adjustable Rate Securities. The principal difference between fixed rate securities and Adjustable Rate Securities is that the interest rate on the former type of securities is set at a predetermined amount and does not vary according to changes in any index.

   Stripped MBSs. The fund may invest in stripped MBSs ("SMBSs"), which are derivative multi-class mortgage-backed securities typically issued by the same types of issuers that issue MBSs. Unlike MBSs, SMBSs commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBSs contemplates one class (the principal only or "PO" class) receiving some of the interest and most of the principal from the underlying assets, and the other class (the interest only or "IO" class) receiving most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. Although the fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class.

   Although IO class SMBSs individually have greater market volatility than Adjustable Rate Securities, the fund will seek to combine investments in IOs with other investments that have offsetting price patterns. The value of IOs varies with a direct correlation to changes in interest rates, whereas the value of fixed rate MBSs, like that of other fixed rate debt securities, varies inversely with interest rate fluctuations. Therefore, active management of IOs in combination with fixed rate MBSs is intended to add incremental yield from changes in market rates while not materially increasing the volatility of the fund's net asset value.

   The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying Mortgage Assets experience greater-than-anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs. The sensitivity of an IO that represents the interest portion of a particular class as opposed to the interest portion of an entire pool to interest rate fluctuations may be increased because of the characteristics of the principal portion to which it relates.

   Foreign Securities. The fund may invest up to 10% of its total assets in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities.

   Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

   Municipal Obligations. The fund may invest up to 5% of its total assets in obligations issued by state and local governments, political subdivisions, agencies and public authorities ("Municipal Obligations"). Any Municipal Obligation that is backed directly or indirectly by U.S. Treasury securities or the full faith and credit of the United States Government will be considered by SBFM to have the highest rating.

   Short Sales. The fund may make short sales of securities. A short sale is a transaction in which the fund sells a security it does not own in anticipation that the market price of that security will decline. The fund may make short sales both as a form of hedging to offset potential declines in securities positions it holds in similar securities and in order to maintain portfolio flexibility.

   The fund may make short sales "against the box" without complying with the limitations described above. In a short sale against the box transaction, the fund, at the time of the sale, owns or has the immediate and unconditional right to acquire at no additional cost the identical security sold. This is distinguished from a "naked short," in which the fund does not own or have the right to acquire the security sold.

   To complete a short sale, the fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the fund from the short sale are retained by the broker until the fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

   The fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker, which collateral consists of cash or U.S. government securities. In addition, the fund will place in a segregated account an amount of cash, U.S. government securities or other liquid securities equal to the difference, if any, between
(a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the fund will maintain the segregated account daily at a level such that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and will not be less than the market value of the securities at the time they were sold short.

   The fund will not enter into a short sale of securities if, as a result of the sale, the total market value of all securities sold short by the fund would exceed 25% of the value of the fund's assets. In addition, the fund may not (a) sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the fund's net assets or
(b) sell short the securities of any class of an issuer to the extent of more than 2% of the outstanding securities of the class at the time of the transaction.

   Transactions Involving Eurodollar Instruments. The fund may from time to time purchase Eurodollar instruments traded on the Chicago Mercantile Exchange. These instruments are in essence U.S. dollar-denominated futures contracts or options on futures contracts that are linked to the London Inter Bank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund intends to use Eurodollar futures contracts and options on futures contracts to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of the interest rate futures contracts and options on futures contracts described below.

Smith Barney Money Market Portfolio

   The fund operates as a money market fund, and utilizes certain investment policies so that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. For example, the fund will not purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 13 months, or maintain a dollar-weighted average portfolio maturity in excess of 90 days (securities used as collateral for repurchase agreements are not subject to these restrictions).

   The fund's investments are limited to dollar denominated instruments that the Board of Directors determines present minimal credit risks and that are Eligible Securities at the time acquired by the fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission (the "SEC") are S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. See Appendix A for a discussion of the ratings categories of the NRSROs.

   The fund may enter into repurchase agreements collateralized by U.S. government securities with any broker/dealer or other financial institution that is deemed creditworthy by SBFM, under guidelines approved by the Company's Board of Directors. The fund will not enter into a repurchase agreement on behalf of the fund if, as a result thereof, more than 10% of the fund's net assets (taken at current value) at that time would be subject to repurchase agreements maturing in more than seven days.

   The following are also permitted investments for the fund:

      High Quality Commercial Paper. The fund's purchase of commercial paper is restricted to direct obligations of issuers that at the time of purchase are Eligible Securities that are rated by at least one NRSRO in the highest category for short-term debt securities or comparable unrated securities. The fund may invest without limit in the dollar-denominated commercial paper of foreign issuers.

      High Quality Corporate Obligations. Obligations of corporations that are: (1) rated AA or better by S&P or Aa or better by Moody's or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations. The fund will only invest in corporate obligations with remaining maturities of 13 months or less.

      Bank Obligations. Obligations (including CDs, bankers' acceptances and fixed TDs) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one CD is $100,000; therefore, CDs in denominations greater than $100,000 that are purchased by the fund will not be fully insured. The fund currently intends to limit its investment in fixed TDs with an ultimate maturity of from two business days to six months and will invest in such TDs only if, when combined with other illiquid assets of the fund, not more than 10% of its assets would be invested in all such instruments. The fund may also invest in securities of foreign branches of U.S. banks. Such investments involve considerations that are not ordinarily associated with investing in domestic CD. The fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the fund may invest in fixed TDs of foreign banks issued through their branches located in Grand Cayman Island, London, Nassau, Tokyo and Toronto.

      The purchase of obligations of foreign banks will involve similar investment and risk considerations that are applicable to investing in obligations of foreign branches of U.S. banks. These factors will be carefully considered by SBFM in selecting investments for the fund. See "Risk Factors."

      High Quality Municipal Obligations. Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+, A-1, AA or better by S&P or MIG 2, VMIG 2, or Prime-1 or Aa or better by Moody's or, if not rated, are determined by SBFM to be of comparable quality. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance the fund's yield. The fund will not invest more than 10% of its total assets in municipal obligations.

   The fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the fund may realize a gain or loss.

   As a matter of fundamental policy, the fund may borrow money from banks for temporary purposes but only in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The fund will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes. The fund may also lend its portfolio securities to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 20% of the fund's total assets, taken at value.

   Notwithstanding any of the foregoing investment policies, the fund may invest up to 100% of its assets in U.S. government securities.

                             INVESTMENT PRACTICES

   Each of the following investment practices is subject to any limitations set forth under "Investment Objectives and Management Policies" or under "Investment Restrictions." See "Risk Factors" for additional information about the risks of these investment practices.

Equity Securities

   Common Stocks (each fund except Smith Barney Money Market Portfolio). Each fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

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

   Convertible Securities (each fund except Smith Barney Money Market Portfolio). Each fund may invest in convertible securities, which are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

   Like fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

   Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

   Synthetic Convertible Securities (each fund except Smith Barney Money Market Portfolio). Each fund may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

   Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on the NASD Automated Quotation System ("NASDAQ") or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations.

   Warrants or Rights (AIM Capital Appreciation, Smith Barney Large Capitalization Growth, Smith Barney Large Cap Value, Smith Barney Aggressive Growth, Smith Barney Mid Cap Core, Strategic Equity, Pioneer Strategic Income, MFS Total Return, Van Kampen Enterprise and Salomon Brothers Strategic Total Return Bond Portfolios). Warrants or rights may be acquired by each fund in connection with other securities or separately and provide the fund with the right to purchase at a later date other securities of the issuer. Each fund has undertaken that its investment in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by a fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

   Real Estate Investment Trusts ("REITs") (Strategic Equity, Smith Barney Aggressive Growth, Smith Barney Large Cap Value, Smith Barney Mid Cap Core, Pioneer Strategic Income and Smith Barney High Income Portfolios). Each fund may invest without limitations in shares of REITs. REITs are pooled investment

                                      26

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vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may also include operating or finance companies. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Generally, a REIT is not taxed on its income that it distributes to its shareholders provided the REIT complies with several requirements of the Code. A mortgage trust can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate.

Fixed Income Securities

   Corporate Debt Obligations (each fund). Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

   U.S. Government Securities (each fund). Each fund may invest in U.S. government securities, which are debt obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds, certain mortgage participation certificates and CMOs) or by its agencies and instrumentalities (such as GNMA, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, FHLMC, the U.S. Postal Service, the Federal Financing Bank and FNMA). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan
Bank) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of FNMA and the Student Loan Marketing Association) are supported only by the credit of the instrumentality.

   Zero Coupon, Pay-In-Kind and Delayed Interest Securities (MFS Total Return, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income, Smith Barney High Income, Strategic Equity, Pioneer Strategic Income and SB Adjustable Rate Income Portfolios). Each fund may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Zero-coupon and delayed interest securities are issued at a significant discount from their principal amount. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities.

   Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Although under the terms of a custodial receipt a fund is typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

   Synthetic Security Positions (Salomon Brothers Strategic Total Return Bond and Pioneer Strategic Income Portfolios). A fund may utilize combinations of futures on bonds and forward currency contracts to create investment positions that have substantially the same characteristics as bonds of the same type on which the futures contracts are written. Investment positions of this type are generally referred to as "synthetic securities." For example, in order to establish a synthetic security position for a fund that is comparable to owning a Japanese government bond, the relevant subadviser might purchase futures contracts on Japanese government bonds in the desired principal amount and purchase forward currency contracts for Japanese Yen in an amount equal to the then-current purchase price for such bonds in the Japanese cash market, with each contract having approximately the same delivery date.

   The subadviser might roll over the futures and forward currency contract positions before taking delivery in order to continue the fund's investment position, or the subadviser might close out those positions, thus effectively selling the synthetic security. Further, the amount of each contract might be adjusted in response to market conditions and the forward currency contract might be changed in amount or eliminated in order to hedge against currency fluctuations.

   Further, while these futures and currency contracts remain open, a fund will comply with applicable SEC guidelines to set aside cash, debt securities of any grade or equity securities in a segregated account with its custodian in an amount sufficient to cover its potential obligations under such contracts provided such securities have been determined by the subadviser to be liquid and unencumbered pursuant to guidelines established by the Directors.

   A subadviser would create synthetic security positions for a fund when it believes that it can obtain a better yield or achieve cost savings in comparison to purchasing actual bonds or when comparable bonds are not readily available in the market. Synthetic security positions are subject to the risk that changes in the value of purchased futures contracts may differ from changes in the value of the bonds that might otherwise have been purchased in the cash market. Also, while a subadviser believes that the cost of creating synthetic security positions generally will be materially lower than the cost of acquiring comparable bonds in the cash market, the subadviser will incur transaction costs in connection with each purchase of a futures or a forward currency contract. The use of futures contracts and forward currency contracts to create synthetic security positions also is subject to substantially the same risks as those that exist when these instruments are used in connection with hedging strategies. See "Investment Risks."

   Mortgage-Backed Securities (MFS Total Return, Travelers Managed Income, Pioneer Strategic Income, Salomon Brothers Strategic Total Return Bond, Smith Barney High Income, Strategic Equity, and SB Adjustable Rate Income Portfolios). Each fund may invest in mortgage-backed securities, which are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are "passed through" to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Additional payments may be made out of unscheduled repayments of principal resulting

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

from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

   Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA; or guaranteed by agencies or instrumentalities of the U.S. Government (such as FNMA or FHLMC which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

   Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

   The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

   Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

   FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may also buy mortgage-related securities without insurance or guarantees.

   Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series of classes of the obligations.

   Asset-Backed Securities (MFS Total Return, Travelers Managed Income, Strategic Equity, Pioneer Strategic Income, Salomon Brothers Strategic Total Return Bond, Smith Barney High Income, SB Adjustable Rate Income and Smith Barney Money Market Portfolios). Each fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

   Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

   Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

   Loan Participations, Assignments and Other Direct Indebtedness (Pioneer Strategic Income, Strategic Equity, Smith Barney High Income, Salomon Brothers Strategic Total Return Bond and MFS Total Return Portfolios). Each fund may invest a portion of its assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund's having a contractual relationship only with the lender, not the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

   These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

   Each fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by management to be creditworthy.

   Pioneer Strategic Income and Salomon Brothers Strategic Total Return Bond Portfolios may also invest in assignments of portions of loans from third parties ("Assignments"). When a fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

   Corporate Loans (Smith Barney High Income Portfolio). The fund may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet their interest and/or principal payment obligations. The occurrence of such default would have an adverse affect on the fund's net asset value. Corporate loans in which the fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower's capital structure or that are secured with collateral.

   The fund may also acquire an interest in corporate loans by purchasing both Participations in and Assignments of portions of corporate loans from third parties. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The Participations typically will result in the fund's having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by management to be creditworthy. When the fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

   In addition, the fund may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund's investments and calculating its net asset value. The fund's policy limiting its illiquid securities will be applicable to investments in corporate loans.

Foreign Investments

   Depositary Receipts (each fund except Smith Barney Money Market
Portfolio). For many foreign securities, there are U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Because ADRs trade on United States securities exchanges, they are not generally treated as foreign securities. Global Depositary Receipts ("GDRs") are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. EDRs, which sometimes are referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and GDRs, EDRs, and CDRs, in bearer form, are designed for use in European securities markets. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. By investing in depositary receipts rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market for many depositary receipts. The information available for depositary receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

   Emerging Markets (Smith Barney International All Cap Growth, Pioneer Strategic Income, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income, Smith Barney High Income, Strategic Equity, and MFS Total Return Portfolios). Emerging market countries include any country determined by the manager or subadviser, as the case may be, to have an emerging market economy, taking into account a number of factors, including the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The manager or subadviser determines an issuer's principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; or (d) the issuer has 50% or more of its assets in that country.

   Sovereign Debt Obligations (Pioneer Strategic Income, MFS Total Return, Salomon Brothers Strategic Total Return Bond and Travelers Managed Income Portfolios). Each fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of

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

developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal or interest is not guaranteed by the U.S. Government.

   Brady Bonds (Strategic Equity, Pioneer Strategic Income, MFS Total Return, Salomon Brothers Strategic Total Return Bond and Travelers Managed Income Portfolios). Each fund may invest in Brady Bonds, which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the governments of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, Philippines, Poland, Slovenia, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

   A fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

   Samurai and Yankee Bonds (Salomon Brothers Strategic Total Return Bond, Travelers Managed Income and Pioneer Strategic Income Portfolios). Subject to their fundamental investment restrictions, these funds may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the funds to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

   Investments in Other Investment Companies (Salomon Brothers Strategic Total Return Bond and Pioneer Strategic Income Portfolios). With respect to certain countries, investments by the Salomon Brothers Strategic Total Return Bond Portfolio presently may be made only by acquiring shares of other investment companies with local governmental approval to invest in those countries. The Salomon Brothers Strategic Total Return Bond Portfolio may invest in the securities of closed-end investment companies within the limits of the 1940 Act. The Pioneer Strategic Income Portfolio may invest in the securities of other investment companies to the extent that such investments are consistent with its objective and policies and permissible under the 1940 Act. These limitations currently provide that, in general, a fund may purchase shares of a closed-end investment company unless (a) such a purchase would cause the fund to own in the aggregate more than 3 percent of the total outstanding voting securities of the investment company or (b) such a purchase would cause the fund to have more than 5 percent of its total assets invested in the investment company or more than 10 percent of its aggregate assets invested in an aggregate of all such investment companies. Investment in such investment companies may also involve the payment of substantial premiums above the value of such companies' portfolio securities. Each fund does not intend to invest in such vehicles or funds unless, in the judgment of management, the potential benefits of such investments justify the payment of any applicable premiums. The yield of such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. At such time as direct investment in these countries is allowed, the funds will anticipate investing directly in these markets.

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

Money Market Securities

   Commercial Bank Obligations (each fund). For the purposes of each fund's investment policies with respect to bank obligations (such as CDs, TDs and bankers' acceptances), obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. See "Investment Risks." Although a fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of at least U.S. $500 million (or the equivalent thereof), this U.S. $500 million figure is not a fundamental investment policy or restriction of the funds. For calculation purposes with respect to the U.S. $500 million figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

   Commercial Paper (each fund). Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each fund, except Smith Barney Money Market Portfolio, therefore, may not invest in a master demand note, if as a result more than 15% of the value of each such fund's net assets would be invested in such notes and other illiquid securities. Smith Barney Money Market Portfolio may not invest in such notes if more than 10% of the value of its total assets would be invested in such notes and other illiquid securities.

   Indexed Commercial Paper (Salomon Brothers Strategic Total Return Bond and Strategic Equity Portfolios). Each fund may invest without limitation in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the fund to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The funds will not purchase such commercial paper for speculation.

Other Investment Practices

   Illiquid and Restricted Securities (each fund). Each fund may purchase securities that are restricted as to resale ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"). Some restricted securities can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Board of Directors may determine, based upon a continuing review of the trading markets for a specific restricted security, that such restricted securities are liquid and therefore not subject to a fund's restriction on illiquid investments. The Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

   Repurchase Agreements (each fund). Each fund may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the fund at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the fund holds the security and which is not related to the coupon rate on the purchased security. Each fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price plus accrued interest, thus risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the fund may be delayed or limited or the fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A fund will only enter into repurchase agreements with broker/dealers or other financial institutions that are deemed creditworthy by the manager or subadviser under guidelines approved by the Board of Directors. It is the policy of each fund (except the Smith Barney Money Market Portfolio) not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a fund amount to more than 15% of that fund's net assets. The Smith Barney Money Market Portfolio may not invest in such securities if any such investment together with any other illiquid assets held by it amount to more than 10% of its total assets.

   Reverse Repurchase Agreements (Smith Barney International All Cap Growth, Smith Barney Aggressive Growth, Smith Barney Mid Cap Core, Salomon Brothers Strategic Total Return Bond and SB Adjustable Rate Income Portfolios). Each fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Repurchase agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when management believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating fund's assets. The fund's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

   At the time a fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities that have a value no less than the repurchase price, including accrued interest. Reverse repurchase agreements will be treated as borrowings and will be considered in the fund's overall borrowing limitation.

   Borrowing and Leverage (each fund). Each fund may borrow from banks, on a secured or unsecured basis. If the fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage." Smith Barney International All Cap Growth, Smith Barney Aggressive Growth, Pioneer Strategic Income, Salomon Brothers Strategic Total Return Bond and SB Adjustable Rate Income Portfolios are the only funds that will utilize leverage. In addition, AIM Capital Appreciation Portfolio may, but has no current intention to, engage in leverage. Should any fund engage in leverage, immediately after such borrowing the value of its assets, including the amount borrowed, less liabilities, must be equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

   "Dollar Roll" Transactions (Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income, Pioneer Strategic Income and SB Adjustable Rate Income Portfolios). Each fund may enter into "dollar roll" transactions pursuant to which the fund sells fixed income or mortgage backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the securities. The fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A fund may also be compensated by receipt of a commitment fee.

   Since a fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities must satisfy the quality requirements of the fund and will mature on or before the settlement date on the transaction, management believes that such transactions do not present the risks to the funds that are associated with other types of leverage. Dollar roll transactions are considered borrowings by the funds and will be subject to each fund's overall borrowing limitation. Dollar roll transactions are considered speculative.

   Dollar roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that the fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

   Securities Lending (each fund). Each fund may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. The fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the fund may pay reasonable finders, administrative and custodial fees.

   Management will limit such lending to not more than the percentages shown below:

                                                                Limit as a %
  Fund                                                         of Total Assets
  ----                                                         ---------------
  Smith Barney International All Cap Growth Portfolio.........     15%
  Smith Barney Large Cap Value Portfolio......................     20%
  Strategic Equity Portfolio..................................     33 1/3%
  AIM Capital Appreciation Portfolio..........................     33 1/3%
  Smith Barney Aggressive Growth Portfolio....................     33 1/3%
  Smith Barney Mid Cap Core Portfolio.........................     33 1/3%
  MFS Total Return Portfolio..................................     30%
  Salomon Brothers Strategic Total Return Bond Portfolio......     30%
  Travelers Managed Income Portfolio..........................     33 1/3%
  Pioneer Strategic Income Portfolio..........................     25%
  Smith Barney High Income Portfolio..........................     20%
  Smith Barney Money Market Portfolio.........................     33 1/3%
  Smith Barney Large Capitalization Growth Portfolio..........     33 1/3%
  SB Adjustable Rate Income Portfolio.........................     33 1/3%

   Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the fund's investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the foregoing funds will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Loans will only be made to borrowers whom management deems to be of good standing and will not be made unless, in the judgment of management, the interest to be earned from such loans would justify the risk.

   By lending its securities, a fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each fund will adhere to the following conditions whenever it lends its securities: (1) the fund must receive at least 102% cash collateral or equivalent securities from the borrower, which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral;
(3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the fund's right to vote the securities.

   When-Issued, Delayed Delivery and Forward Commitment Securities (Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Smith Barney Large Capitalization Growth, Strategic Equity, Smith Barney Aggressive Growth, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income, Pioneer Strategic Income, SB Adjustable Rate Income and Smith Barney High Income Portfolios). Each fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by a fund prior to the actual delivery or payment by the other party to the transaction. A fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date.

   Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. Each fund's custodian will maintain, in a segregated account on behalf of the fund, cash, U.S. government securities or other liquid securities having a value equal to or greater than the fund's purchase commitments; the custodian will likewise segregate securities sold on a delayed basis. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net asset value per share. To the extent that the fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed-delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

   Short Sales Against the Box (AIM Capital Appreciation, Strategic Equity, Van Kampen Enterprise, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, SB Adjustable Rate Income and Smith Barney High Income Portfolios). Each fund may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, the fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The fund will segregate the securities against which short sales against the box have been made in a special account with its custodian. AIM Capital Appreciation Portfolio will limit its investments such that no more than 10% of the value of its net assets will be deposited as collateral for such sales at any time.

Derivative Contracts

   Futures, Options and Currency Transactions (Smith Barney International All Cap Growth, Strategic Equity, AIM Capital Appreciation, Van Kampen Enterprise, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income and SB Adjustable Rate Income Portfolios). Each fund may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S. government or foreign government securities or equity or fixed-income securities ("futures contracts"), and may buy and write put and call options to buy or sell futures contracts ("options on futures contracts"); provided, however, that the AIM Capital Appreciation Portfolio, Pioneer Strategic Income Portfolio, Smith Barney Mid Cap Core Portfolio and SB Adjustable Rate Income Portfolio may only write covered call options. A call option written by a fund is "covered" if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds, on a share-for-share basis, a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written, if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund's books. When a fund buys or sells a futures contract it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. An option on a futures contract gives a fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date.

   The funds will not enter into transactions in futures contracts and options on futures contracts for speculation and will not enter into such transactions other than to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the fund's securities or the prices of securities which the fund is considering buying at a later date. The Smith Barney International All Cap Growth, MFS Total Return and Smith Barney High Income Portfolios, however, may enter into futures contracts and options on futures contracts for non-hedging purposes.

   Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a fund will incur brokerage fees when it buys or sells futures contracts.

   A fund will not (1) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the fund or (2) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts written by the fund would exceed the market value of the total assets of the fund.

   In addition, the Strategic Equity Portfolio will not: (1) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (2) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the fund's total assets under normal conditions; or (3) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

   Writing Covered Call Options (Smith Barney International All Cap Growth, Smith Barney Large Cap Value, AIM Capital Appreciation, Van Kampen Enterprise, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income and SB Adjustable Rate Income Portfolios). Each fund may write (sell) covered call options. A fund may write (sell) covered call options for hedging purposes or to increase its portfolio return. Covered call options will generally be written on securities and currencies which, in the opinion of management, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund. AIM Capital Appreciation Portfolio will not write covered call options for speculative purposes.

   A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. Management believes that the writing of covered call options is less risky than writing uncovered or "naked" options, which the funds will not do.

   Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each fund's investment objective. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the fund's custodian. Each fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets.

   The premium a fund receives for writing a call option is deemed to constitute the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, management will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability in the fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying

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

security or currency with either a different exercise price, expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the fund will be able to effect such closing transactions at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be a market risk with respect to the security or currency.

   Each fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by each fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

   Each fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

   Purchasing Call Options (Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Van Kampen Enterprise, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income, AIM Capital Appreciation and SB Adjustable Rate Income Portfolios). Each fund may purchase call options. As the holder of a call option, a fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   A fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the fund's current return. Aggregate premiums paid for put and call options by the Salomon Brothers Strategic Total Return Bond Portfolio will not exceed 5% of the fund's total assets at the time of purchase. The AIM Capital Appreciation Portfolio will not purchase call options for speculative purposes.

   Purchasing Put Options (Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Van Kampen Enterprise, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income, AIM Capital Appreciation and SB Adjustable Rate Income Portfolios). Each fund may purchase put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The AIM Capital Appreciation Portfolio will not purchase put options for speculative purposes.

   Each fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when management deems it desirable to continue to hold the security or currency. The premium paid for the put option and any transaction costs would reduce any gains otherwise available for distribution when the security or currency is eventually sold.

   Each fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The premium paid by a fund when purchasing a put option will be recorded as an asset in the fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value" in this SAI. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

   Writing Put Options (SB Adjustable Rate Income Portfolio). The fund may write put options that give the holder of the option the right to sell the underlying security to the fund at the stated exercise price. The fund will receive a premium for writing a put option, which increases the fund's return. The fund will write only covered put options, which means that so long as the fund is obligated as the writer of the option it will have placed and maintained cash, U.S. government securities or other liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The fund may engage in closing transactions to terminate put options that it has written.

   Options on Securities and on Foreign Currencies (each fund). In an effort to reduce fluctuations in net asset value or to increase portfolio return, the funds may write covered put and call options and may buy put and call options and warrants on securities traded on U.S. and foreign securities exchanges. The purpose of such transactions is to hedge against changes in the market value of portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. A fund may write and buy options on the same types of securities that the fund could buy directly and may buy options on financial indices as described below with respect to futures contracts. There are no specific limitations on the writing and buying of options on securities except as noted above.

   A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

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

   In purchasing an option, a fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid, and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option bought by the fund were permitted to expire without being sold or exercised, the fund would lose the amount of the premium.

   Although they entitle the holder to buy equity securities, options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

   If a put or call option written by a fund were exercised, the fund would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the fund to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The fund retains the premium received from writing a put or call option whether or not the option is exercised.

   Each fund may buy put and call options and may write covered put and call options on foreign currencies to hedge against declines in the U.S. dollar value of foreign currency-denominated securities held by the fund and against increases in the U.S. dollar cost of foreign currency-denominated securities being considered for purchase by the fund. As in the case of other options, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the fund's options position, the option may expire worthless and the fund will lose the amount of the premium. There is no specific percentage limitation on each fund's investments in options on foreign currencies.

   Each fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the fund is permitted to invest directly. The fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by management for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the fund's obligations under an option written by the fund, as the case may be, will be subject to the fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the fund to effect an offsetting transaction at a time when management believes it would be advantageous for the fund to do so.

   Options on Securities Indices (Smith Barney International All Cap Growth, Van Kampen Enterprise, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income and Smith Barney High Income Portfolios). Each fund may enter into options on securities indices. Through the writing or purchase of index options, a fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities

(which require, upon exercise, delivery of the underlying security), settlements of options on securities indices, upon exercise thereof, are in cash, and the gain or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index is based) rather than price movements in individual securities, as is the case with respect to options on securities.

   When a fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract's value in the case of a call. In addition, where the fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

   Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described below. Also, an option purchased by the fund may expire worthless, in which case the fund would lose the premium paid therefor.

   Except as provided below, each fund intends to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which each fund has in place with such primary dealers will provide that each fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. Each fund will treat all or a part of the formula price as illiquid for purposes of the fund's limit on investment in illiquid securities. Each fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of the fund's limit on investment in illiquid securities.

   Forward Currency Transactions (Smith Barney International All Cap Growth, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income and Smith Barney High Income Portfolios). Each fund may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed-upon price (which may be in U.S. dollars or a foreign currency) at a future date, which is individually negotiated between currency traders and their customers. A fund may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when a fund believes that a foreign currency in which its securities are denominated may suffer a substantial decline against the U.S. dollar, the fund may enter into a forward currency contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in that currency, or, when the fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the fund may enter into a forward currency contract to buy that foreign currency for a fixed U.S. dollar amount ("position hedge"). A fund also may enter into a forward currency contract with respect to a currency where the fund is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge"). In any of these circumstances the fund may, alternatively, enter into a forward currency contract with respect to a different foreign currency when the fund believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the fund are denominated ("cross hedge"). Each fund may invest in forward currency contracts with stated contract values of up to the value of the fund's assets. The MFS Total Return and Pioneer Strategic Income Portfolios may also enter into forward currency contracts for non-hedging purposes, subject to applicable law.

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

   The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the fund's assets that are the subject of such cross-hedges are denominated.

   Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. A fund, however, may enter into forward contracts with deposit requirements or commissions.

   A put option on currency gives a fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the fund anticipates purchasing securities.

   A fund's ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

   A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options which it has purchased in order to realize any profit. Any OTC options acquired by a fund and assets used as "cover" for OTC options written by the fund would be considered illiquid and subject to each fund's limitation on investing in such securities.

   A fund also may enter into forward contracts to buy or sell at a later date instruments in which the fund may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

   A fund may also enter into currency swaps where each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate.

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

   Interest Rate, Securities Index, Financial Futures and Currency Futures Contracts (Smith Barney International All Cap Growth, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, SB Adjustable Rate Income and Smith Barney High Income Portfolios). Each fund may enter into interest rate, securities index, financial futures and currency futures contracts ("Futures" or "Futures Contracts"). AIM Capital Appreciation Portfolio and Smith Barney Mid Cap Core Portfolio may enter into stock index Futures Contracts. Van Kampen Enterprise Portfolio may enter into stock index and interest rate Futures Contracts. SB Adjustable Rate Income Portfolio may enter into interest rate Futures Contracts on U.S. government securities and MBSs. A fund may enter into Futures Contracts as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the fund. A fund's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. A fund may also enter into Futures Contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

   A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

   The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are traded in London at the London International Financial Futures Exchange.

   Although techniques other than sales and purchases of Futures Contracts could be used to reduce a fund's exposure to interest rate and currency exchange rate fluctuations, the fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

   Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date.

   As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

   Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the

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Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

   Each fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the fund owns, or Futures Contracts will be purchased to protect a fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. Smith Barney International All Cap Growth, Pioneer Strategic Income, Smith Barney Mid Cap Core, MFS Total Return and Smith Barney High Income Portfolios may each enter into Futures transactions for non-hedging purposes.

   "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a fund with a broker in order to initiate Futures trading and to maintain the fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the Futures Contract being traded.

   If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the fund. In computing daily net asset values, each fund will mark to market the current value of its open Futures Contracts. Each fund expects to earn interest income on its margin deposits.

   Options on Futures Contracts (Smith Barney International All Cap Growth, Van Kampen Enterprise, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income and SB Adjustable Rate Income Portfolios). Each fund may enter into options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to purchasing call and put options on Futures, each fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.

   To reduce or eliminate the leverage then employed by a fund or to reduce or eliminate the hedge position then currently held by the fund, the fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

   Each fund will enter into transactions in Futures Contracts and options on Futures Contracts for non-hedging purposes only if the aggregate initial margin and premiums on non-hedging positions do not exceed 5% of the liquidation value of the fund's assets.

   Yield Curve Options (MFS Total Return Portfolio). The fund may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

   Yield curve options may be used for the same purposes as other options on securities. Specifically, the fund may purchase or write such options for hedging purposes. For example, the fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of management, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent that was not anticipated. Yield curve options written by the fund will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and, because they have been only recently introduced, established trading markets for these securities have not yet developed.

   Swaps and Swap-Related Products (Smith Barney International All Cap Growth, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income and SB Adjustable Rate Income Portfolios). As one way of managing its exposure to different types of investments, each fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

   A fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

   Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or

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writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

   Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Each fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Each fund intends to use these transactions as a hedge and not as a speculative investment. Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form or variety of swap agreement if management determines it is consistent with the fund's investment objective and policies.

   A fund may enter into swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted with the fund's receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, management and each fund believes such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by its custodian. If a fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of such fund's accrued obligations under the agreement. A fund will not enter into any swap, cap, floor or collar transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. The most significant factor in the performance of swaps, caps, floors and collars is the change in specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If management is incorrect in its forecasts of such factors, the investment performance of the fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the fund the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the fund's risk of loss consists of the net amount of payments that the fund is contractually entitled to receive. Each fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

   New options and futures contracts and various combinations thereof continue to be developed and a fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory and tax requirements applicable to investment companies.

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                                 RISK FACTORS

   General. Investors in each fund other than Smith Barney Money Market Portfolio should realize that risk of loss is inherent in the ownership of any securities and that each fund's net asset value will fluctuate, reflecting the fluctuations in the market value of its portfolio positions. The following sections describe some of the important risk factors involved in connection with the types of investments or investment practices indicated. See "Investment Objectives and Management Policies" and "Investment Practices" for a description of the permissible investments and investment practices of each fund.

   Fixed Income Securities. Investments in fixed income securities may subject the funds to risks, including the following.

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.

   Foreign Securities (in general). Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political, social, economic and diplomatic developments, the possible imposition of exchange controls or other foreign governmental laws or restrictions and, with respect to certain countries, the possibility of expropriation of assets, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the funds. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Non-U.S. securities markets, while growing in volume, have for the most part substantially less volume than U.S. markets, and there is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Dividend and interest income (and, in some cases, capital gains) from non-U.S. securities will generally be subject to withholding or other taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Delays may be encountered in settling securities transactions in certain foreign markets, and the funds will incur costs in converting foreign currencies into U.S. dollars. Investments in foreign securities also may result in higher expenses due to the costs of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expenses of maintaining securities with foreign custodians, the imposition of transfer taxes or transaction charges associated with foreign exchanges or foreign withholding taxes. There is also a risk of the adoption of government regulations that might adversely affect the payment of principal and interest on securities held by a fund. In addition, a fund may encounter greater difficulties in invoking legal processes abroad than would be the case in the U.S. Finally, changes in foreign currency exchange rates will, to the extent a fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.

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   Emerging Markets Securities.  Because of the special risks associated with investing in emerging markets, an investment in a fund that invests in emerging markets may be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

   The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies that may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

   Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which maybe represented by the securities purchased by the funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the funds will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the funds could lose a substantial portion or all of their investments in such countries. A fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

   Certain countries in which the funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the funds' investment in those countries.

   Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

   Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. Many emerging market countries have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities of certain emerging market countries.

   Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

   The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

   In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when

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settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

   The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from a fund's identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

   Economic and Monetary Union (EMU). As part of EMU, on January 1, 1999 11 European countries adopted a single common currency--the Euro. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. The European Central Bank is responsible for setting the official interest rate within the euro zone. EMU may create new economic opportunities for investors, such as easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition; however, EMU and the introduction of the euro present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the funds' portfolios; (iv) there is uncertainty concerning the fluctuation of the euro relative to non-euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the funds.

   Sovereign Debt. Investments in the sovereign debt of foreign countries involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, and in turn a fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

   A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations.

   Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

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   The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a fund's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although management intends to manage each fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a fund to suffer a loss of interest or principal on any of its holdings.

   In recent years, some of the emerging market countries have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Russia and Mexico are among the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

   The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payments for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

   As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The funds may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, each fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.

   Currency Risks. The funds that invest substantially in securities denominated in currencies other than the U.S. dollar, or that hold foreign currencies, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of each fund's shares and also may affect the value of dividends and interest earned by the funds and gains and losses realized by the funds. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

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   Real Estate Investment Trusts.  The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Code, and failing to maintain exemption from the 1940 Act. Also, a fund will indirectly bear its proportionate share of expenses incurred by REITs in which the fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.

   Zero Coupon, Pay-In-Kind and Delayed Interest Securities. The values of these securities may be highly volatile as interest rates rise or fall. In addition, a fund's investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between a zero coupon security's stated redemption price at maturity and its issue price is taxable income of the fund each year.

   The value of zero coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Accordingly, for a fund to continue to qualify for tax treatment as a regulated investment company and to avoid income and possibly excise tax, the fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

   Ratings Categories. General. In general, the ratings of NRSROs represent the opinions of these organizations as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that a NRSRO might not change its rating of a particular issue to reflect subsequent events. These ratings may be used by a fund as initial criteria for the selection of portfolio securities, but each fund also will rely upon the independent advice of its manager or subadviser, as the case may be, to evaluate potential investments. Management will take various factors into consideration in evaluating the creditworthiness of an issue, whether rated or non-rated. These factors may include, among others, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the capabilities of the issuer's management, and regulatory matters.

   Investment Grade Categories. Fixed income securities rated in the highest four ratings categories for long-term debt by a NRSRO are considered "investment grade." Obligations rated in the lowest of the top four ratings (e.g., Baa by Moody's or BBB by S&P) are considered to have some speculative characteristics. Unrated securities will be considered to be investment grade if deemed by the manager or subadviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuer of such securities are rated Baa/BBB or better. For a description of the ratings, see Appendix A.

   Lower-Rated and Non-Rated Securities. The funds that may invest in debt securities rated below investment grade are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before investing in these funds.

   Generally, lower-quality securities offer a higher return potential than investment grade securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-quality securities and comparable non-rated securities will likely have large uncertainties or major risk exposures to adverse conditions and are

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predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by a fund, with a commensurate effect on the value of the fund's shares.

   The markets in which lower-quality securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a fund to purchase and also may restrict the ability of a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of lower-quality securities to repay principal and pay interest thereon.

   While the market values of lower-quality securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-quality securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-quality securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-quality securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

   Securities of Unseasoned Issuers. The issuers of these securities may lack a significant operating history and be dependent on products or services without an established market share.

   Borrowing and Leverage. Leverage creates an opportunity for increased returns to shareholders of a fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a fund's shares and in the fund's yield. Although the principal or stated value of such borrowings will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. By leveraging the fund, changes in net asset values, higher or lower, may be greater in degree than if leverage was not employed. Leverage will create interest or dividend expenses for a fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest and other charges the fund will have to pay in respect thereof, the fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to a fund.

   Reverse Repurchase Agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decision.

   Loan Participations or Assignments. The funds may have difficulty disposing of assignments and loan participations. The liquidity of such securities is limited, and each fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on each fund's ability to dispose of particular assignments or

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participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund's portfolio securities and calculating its net asset value.

   Certain of the loan participations acquired by a fund may involve revolving credit facilities or other standby financing commitments which obligate the fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments. A fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which a fund will purchase, management will rely upon its own credit analysis (and not that of the original lending institution) of the borrower. As a fund may be required to rely upon another lending institution to collect and pass on to it amounts payable with respect to the loan and to enforce its rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a fund from receiving such amounts. In such cases, a fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the fund's portfolio investments. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation.

   The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protection against fraud and misrepresentation. In the absence of definitive regulatory guidance, each fund relies on management's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that management determines that any such investments are illiquid, a fund will include them in the limitations on investments in illiquid securities described below under "Investment Restrictions."

   Derivative Instruments. In accordance with its investment policies, a fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio managers' expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the portfolio managers' expectations concerning the future performance of the various

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

investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

   Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

      Market risk: The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

      Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

      Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

      Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund's restrictions on illiquid investments.

      Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

   Each derivative instrument purchased for a fund's portfolio is reviewed and analyzed by the fund's portfolio managers to assess the risk and reward of each such instrument in relation the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.

   Special Investment Considerations and Risks With Respect to Futures, Options and Currency Transactions and Swaps and Swap-Related Products. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

   With respect to interest rate swaps, each fund recognizes that such arrangements are relatively illiquid and will include the principal amount of the obligations owed to it under a swap as an illiquid security for purposes of the fund's investment restrictions except to the extent a third party (such as a large commercial bank) has guaranteed the fund's ability to offset the swap at any time.

   A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

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Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the fund as the possible loss of the entire premium paid for an option bought by the fund, and the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option. As a result, no assurance can be given that the fund will be able to use those instruments effectively for the purposes set forth above.

   In connection with its transactions in futures, options, swaps and forwards, each fund may be required to place assets in a segregated account with the fund's custodian bank to ensure that the fund will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the fund's assets could impede implementation of the fund's investment policies or the fund's ability to meet redemption requests or other current obligations.

   Particular Risks of Futures Contracts. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

   Furthermore, in the case of a futures contract purchase, in order to be certain that a fund has sufficient assets to satisfy its obligations under a futures contract, the fund sets aside and commits to back the futures contract an amount of cash, U.S. government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit. In the case of a futures contract sale, a fund will either set aside amounts as in the case of a futures contract purchase, own the security underlying the contract, or hold a call option permitting the fund to purchase the same futures contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the fund's assets to cover could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does

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not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Mortgage-Backed Securities. To the extent a fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid. The yield generated by a fund that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government related mortgage pools, generally will fluctuate in response to market interest rates.

   Other Asset-Backed Securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans, while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.

   Adjustable Rate Securities. The types of securities in which the SB Adjustable Rate Income Portfolio will invest have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these risks and special considerations are peculiar to Adjustable Rate Securities whereas others, most notably the risk of prepayments, pertain to the characteristics of MBSs or ABSs generally.

   Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time, representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the MBS or ABS originally held. To the extent that MBSs or ABSs are purchased by the fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If MBSs or ABSs are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. SBFM will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for the fund.

   ABSs may present certain risks not relevant to MBSs. Although ABSs are a growing sector of the financial markets, they are relatively new instruments and may be subject to a greater risk of default during periods of economic downturn than MBSs. In addition, assets underlying ABSs such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed. Finally, the market for ABS may not be as liquid as that for MBSs.

   The interest rate reset features of Adjustable Rate Securities held by the fund will reduce the effect on the net asset value of fund shares caused by changes in market interest rates. The market value of Adjustable Rate Securities and, therefore, the fund's net asset value, however, may vary to the extent that the current interest rate

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

on the securities differs from market interest rates during periods between interest reset dates. The longer the adjustment intervals on Adjustable Rate Securities held by the fund, the greater the potential for fluctuations in the fund's net asset value.

   Investors in the fund will receive increased income as a result of upward adjustments of the interest rates on Adjustable Rate Securities held by the fund in response to market interest rates. The fund and its shareholders will not benefit, however, from increases in market interest rates once those rates rise to the point at which they cause the rates on the Adjustable Rate Securities to reach their maximum adjustment rate, annual or lifetime caps. Because of their interest rate adjustment feature, Adjustable Rate Securities are not an effective means of "locking-in" attractive rates for periods in excess of the adjustment period. In addition, mortgagors on loans underlying MBSs with respect to which the underlying Mortgage Assets carry no agency or instrumentality guarantee are often qualified for the loans on the basis of the original payment amounts; the mortgagor's income may not be sufficient to enable it to continue making its loan payments as the payments increase, resulting in a greater likelihood of default.

   Any benefits to the fund and its shareholders from an increase in the fund's net asset value caused by declining market interest rates are reduced by the potential for increased prepayments and a decline in the interest rates paid on Adjustable Rate Securities held by the fund. When market rates decline significantly, the prepayment rate on Adjustable Rate Securities is likely to increase as borrowers refinance with fixed rate mortgage loans, thereby decreasing the capital appreciation potential of Adjustable Rate Securities. As a result, the fund should not be viewed as consistent with an objective of seeking capital appreciation.

   Options and Futures Markets. Participation in the options or futures markets involves investment risks and transaction costs to which the fund would not be subject absent the use of these strategies. If SBFM's predictions of movements in the direction of the securities and interest rate markets are not accurate, the adverse consequences to the fund may leave the fund in a worse position than if options or futures strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include:
(a) dependence on SBFM's ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and futures contracts and options on futures contracts and movements in the prices of the securities being hedged; and (c) the skills needed to use these strategies being different from those needed to select portfolio securities. In addition, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at a particular time.

                            INVESTMENT RESTRICTIONS

   The funds have adopted the following investment restrictions and policies that are "fundamental" and cannot be changed without the approval of a "majority of the outstanding voting securities" of the fund affected by the change, as defined under the 1940 Act (see "Other Information about the Company--Voting Rights"). Following the list of each fund's fundamental investment restrictions which is set forth below is a list of other policies or restrictions that are not fundamental. Investment policies and restrictions that are not fundamental may be changed by the Company's Board of Directors without shareholder approval. If a fund adheres to a percentage restriction at the time of an investment by the fund, a later increase or decrease in percentage resulting solely from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of such percentage restriction.

   Each of the Smith Barney International All Cap Growth and Smith Barney Large Cap Value Portfolios may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

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      2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      4. With respect to Smith Barney Large Cap Value Portfolio, borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and
   (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      5. With respect to Smith Barney International All Cap Growth Portfolio, borrow money, except that (a) the fund may borrow from banks under certain circumstances where the fund's Manager reasonably believes that (i) the cost of borrowing and related expenses will be exceeded by the fund's return from investments of the proceeds of the borrowing in fund securities, or (ii) the meeting of redemption requests might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

      6. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      7. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      8. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   Notwithstanding any other investment restriction of Smith Barney International All Cap Growth Portfolio or Smith Barney Large Cap Value Portfolio, each such fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   In addition, the following nonfundamental policies have also been adopted by Smith Barney International All Cap Growth Portfolio and Smith Barney Large Cap Value Portfolio. Each fund may not:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with

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

   futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Have more than 15% of its net assets invested in puts, calls, straddles, spreads or combinations thereof.

      3. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

      4. Invest more than 5% of its total assets in any issuer with less than three years of continuous operation (including that of predecessors) or so-called "unseasoned" equity securities that are not either admitted for trading on a national stock exchange or regularly quoted in the over-the-counter market.

      5. Invest in any company for the purpose of exercising control of management.

      6. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days, or purchase OTC options or set aside assets to cover OTC options written by the fund if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the fund's net assets. Subject to this limitation, the Company's Board of Directors has authorized the fund to invest in restricted securities if such investment is consistent with the fund's investment objective and has authorized such securities to be considered to be liquid to the extent the Manager determines on a daily basis that there is a liquid institutional market for such securities. The Board of Directors retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

      7. Invest in securities of another investment company except as permitted by Section 12(d)(1)(A) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

   The Smith Barney Large Capitalization Growth Portfolio may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which

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

   are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   In addition, the following nonfundamental policies have also been adopted by Smith Barney Large Capitalization Growth Portfolio. The fund may not:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Invest in oil, gas or other mineral leases or exploration or development programs.

      3. Write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the fund's investment objective and policies.

      4. Invest in securities of another investment company except as permitted by Section 12(d)(1)(A) of the 1940 Act, or as part of a merger, consolidation or acquisition.

      5. Purchase a security if, as a result, the fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years, except that this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid, in the case of private activity bonds purchased.

      6. Make investments for the purpose of exercising control of management.

   The Strategic Equity Portfolio may not:

      1. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      2. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      6. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      7. Invest more than 25% of its total assets in securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government.)

   Notwithstanding any other investment restriction of Strategic Equity Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   In addition, the following nonfundamental policies have also been adopted by Strategic Equity Portfolio. The fund may not:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Purchase securities issued by any other registered investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (b) where no commission or profit to a sponsor or dealer results from such purchase, or (c) when such purchase, though not in the open market, is part of a plan of merger or consolidation; provided, however, that the fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the fund's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

      3. Make investments for the purpose of exercising control or management.

      4. Invest in interests in oil, gas, or other mineral exploration or development programs, although the fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

      5. Purchase warrants, if, as a result, the fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

   The AIM Capital Appreciation Portfolio may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      4. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

   In addition, AIM Capital Appreciation Portfolio treats as fundamental its policy concerning borrowing. In accordance with this policy, the fund may borrow funds from a bank (including its custodian bank) to purchase or carry securities only if, immediately after such borrowing, the value of the fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. For the purpose of determining this 300% asset coverage requirement, the fund's liabilities will not include the amount borrowed but will include the market value, at the time of computation, of all securities borrowed by the fund in connection with short sales. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of the fund's assets should fail to meet the 300% asset coverage requirement, the fund will, within three days, reduce its borrowings to the extent necessary. The fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so.

   In addition, the following nonfundamental policies have also been adopted by AIM Capital Appreciation Portfolio. The fund may not:

      1. Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges.

      2. Invest for the purpose of exercising control over or management of any company, except to the extent that in fund may purchase securities of other investment companies.

      3. Invest in interests in oil, gas or other mineral exploration or development programs.

   The Van Kampen Enterprise Portfolio may not:

      1. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      2. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      4. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder taking into account any rule or order of the SEC exempting the fund from the limitation imposed by Section 12(d)(1) of the 1940 Act.

      5. Invest more than 25% of its total assets in securities issued by companies in any one industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the fund but includes the fund's pro rata portion of the securities and other assets owned by any such company.

      6. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      7. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   Notwithstanding any other investment restriction of Van Kampen Enterprise Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   In addition, the following nonfundamental policies have also been adopted by Van Kampen Enterprise Portfolio. The fund may not:

      1. Invest more than 5% of the value of its total assets in securities of companies which (including predecessor companies or operations) have been in business less than three years, provided, however, that this limitation excludes shares of other open-end investment companies owned by the fund but includes the fund's pro rata portion of the securities and other assets owned by any such company.

      2. Acquire any private placement if it would cause more than 2% of the net assets of the fund, as determined at the time the fund agrees to any such acquisition, to be invested in private placements and other assets not having readily available market quotations, provided, however, that this limitation excludes shares of other open-end investment companies owned by the fund but includes the fund's pro rata portion of the securities and other assets owned by any such company; and, provided further, that this limitation excludes securities that have been issued pursuant to Rule 144A under the 1933 Act ("Rule 144A securities").

      3. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, not more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitations.

      4. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      5. Invest in interests in oil, gas, or other mineral exploration or developmental programs.

      6. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      7. Make any investment in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

      8. Make any investment which involves promotion or business management by the fund or which would subject the fund to unlimited liability.

      9. Invest in companies for the purpose of exercising control.

      10. Acquire securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   Each of the Smith Barney Aggressive Growth Portfolio and the Smith Barney Mid Cap Core Portfolio may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue "senior securities" as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrow money, except that (a) a fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) a fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), a fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that a fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with a fund's investment objective and policies); or (d) investing in real estate investment trust securities.

   In addition, the following nonfundamental policies have also been adopted by Smith Barney Aggressive Growth and Smith Barney Mid Cap Core Portfolios. Each fund may not:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by a fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Invest in oil, gas or other mineral exploration or development programs.

      3. Purchase or otherwise acquire any security if, as a result, more than 15% of each fund's net assets would be invested in securities that are illiquid.

      4. Invest for the purpose of exercising control of management.

   The MFS Total Return Portfolio may not:

      1. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      2. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      4. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry except
   (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations.

      7. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

   Notwithstanding any other investment restriction of MFS Total Return Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   In addition, the following nonfundamental policies have also been adopted by MFS Total Return Portfolio. The fund may not:

      1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      2. Purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation.

      3. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      4. Purchase or sell any put or call options or any combination thereof, provided, that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, foreign currencies, indexes of securities, any type of swap or any type of futures contract or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies.

      5. Purchase or sell interests in oil, gas or mineral leases.

   The Salomon Brothers Strategic Total Return Bond Portfolio may not:

      1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the fund), except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities.

      2. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      3. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Borrow money in excess of 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). This restriction shall not prevent the fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed 1/3 of its total assets. In the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings.

      6. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   For purposes of Salomon Brothers Strategic Total Return Bond Portfolio's concentration policy contained in limitation (1) above, the fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

   In addition, the following nonfundamental investment policies have been adopted by the Salomon Brothers Strategic Total Return Bond Portfolio. The fund may not:

      1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      2. Invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund).

      3. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      4. Invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund).

      5. Invest in companies for the purpose of exercising control or management (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the fund).

      6. Invest in interests in oil, gas, or other mineral exploration or development programs.

      7. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund).

   The Travelers Managed Income Portfolio may not:

      1. Concentrate the portfolio investments in any industry by investing more than 25% of its gross assets in any one industry. There shall be no limitation on the purchase of U.S. Government securities by the fund when it adopts a defensive position.

      2. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      3. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      6. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      7. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      8. Purchase securities from or sell securities to any of its officers or directors, except with respect to its own shares and as is permissible under applicable statues, rules and regulations.

   Notwithstanding any other investment restriction of Travelers Managed Income Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   In addition, the following nonfundamental policies have also been adopted by Travelers Managed Income Portfolio. The fund may not:

      1. Purchase securities of any other investment company except as part of a plan of merger or consolidation.

      2. Purchase securities of companies which together with predecessors have a record of less than three years' continuous operation, if, as a result, more than 5% of the fund's net assets would then be invested in such securities.

      3. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      4. Invest in puts, calls, straddles, spreads and any combination thereof.

      5. Invest in oil, gas or other mineral exploration or development programs, provided, however, this shall not prohibit the fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

      6. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      7. Purchase securities of companies for the purpose of exercising control.

   The Pioneer Strategic Income Portfolio may not:

      1. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      2. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.


      6. Invest more than 25% of its total assets in any one industry. (U.S. Government securities and securities of any foreign government, it agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent an industry.)

      7. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   In addition, the following nonfundamental policies have also been adopted by the Pioneer Strategic Income Portfolio. The fund may not:

      1. Invest in securities of other registered open-end investment companies except as they may be acquired as part of a merger or consolidation or acquisition of assets.

      2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      3. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      4. Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

      5. Make investments for the purpose of gaining control of a company's management.

   Notwithstanding any other investment restriction of Pioneer Strategic Income Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   The Smith Barney High Income Portfolio may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.
      3. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      4. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      6. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      7. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

   Notwithstanding any other investment restriction of the Smith Barney High Income Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   The following nonfundamental investment policies have been adopted by the Smith Barney High Income Portfolio. The fund may not:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Invest in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act.

   The SB Adjustable Rate Income Portfolio may not:

      1. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

      6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); and (d) investing in real estate investment trust securities.

      7. Invest in a manner that would cause the fund to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      8. Purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities and except that the fund may pay initial or variation margin in connection with options or futures contracts.

      9. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the fund's net assets would be
   (a) deposited as collateral for the obligation to replace securities borrowed to effect the short sales and (b) allocated to segregated accounts in connection with the short sales. Short sales "against-the-box" are not subject to this restriction.

   The following nonfundamental policies have been adopted by the SB Adjustable Rate Income Portfolio. The fund may not:

      1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      2. Write or purchase puts, calls, straddles, spreads or combinations of those transactions, except as consistent with the fund's investment objectives and policies.

      3. Purchase securities, other than MBSs, ABSs or U.S. government securities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after the purchase, more than 5% of the fund's total assets would be invested in such securities.

      4. Invest in interests in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

      5.  Make investments for the purpose of exercising control or management.

      6. Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition of substantially all of the assets of another investment company.

      7. Purchase or retain securities of any issuer if, to the knowledge of the fund, any of the fund's officers or trustees or any officer or director of SBFM individually owns more than 1/2 of 1% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

   The Smith Barney Money Market Portfolio may not:

      1. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      2. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      4. Invest more than 25% of its assets in the securities of issuers in any industry, except it may not invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and it reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   Notwithstanding any other investment restriction of Smith Barney Money Market Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   The following nonfundamental investment policies have been adopted by Smith Barney Money Market Portfolio. The fund may not:

      1. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets. Subject to this limitation, the fund's Board of Directors has authorized the fund to invest in restricted securities if such investment is consistent with the fund's investment objective and has authorized such securities to be considered to be liquid to the extent the manager determines on a daily basis that there is a liquid institutional market for such securities. The Board of Directors retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

      2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      3. Write or purchase put or call options.

      4. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

      5. Purchase or sell oil and gas interests.

      6. Invest in companies for the purposes of exercising control.

      7. Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

                              PORTFOLIO TURNOVER

   Although it is anticipated that most investments of each fund (except Smith Barney Money Market Portfolio) will be long-term in nature, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when management believes that portfolio changes are appropriate. The historical portfolio turnover rates for each fund (except SB Adjustable Rate Income Portfolio, which has not commenced operations as of the date hereof, and Smith Barney Money Market Portfolio) are included in the Financial Highlights tables in its Prospectus. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Portfolio turnover rates for Smith Barney Money Market Portfolio are not shown in its Prospectus because of the short-term nature of the investments owned by the fund.

                                   TAXATION

   The following is a summary of certain material Federal income tax considerations that may affect the funds and their shareholders. This summary does not address all of the potential Federal income tax consequences that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific Federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

   Each fund will be treated as a separate taxpayer for Federal income tax purposes with the result that: (a) each fund must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a fund-by-fund (rather than on a Company-wide) basis.

   Each fund intends to qualify separately each year as a "regulated investment company" under Subchapter M of the Code. To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, Futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, a fund will not be subject to Federal income tax on the portion of its taxable net investment income and net realized capital gains that it distributes to its shareholders, provided the fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute.

   In addition, each fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Contract owner's control of the investments of a Separate Account may cause the Contract owner, rather than the participating insurance company, to be treated as the owner of the assets held by the Separate Account. If the Contract owner is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if ever, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the funds will be able to operate as currently described, or that the Company will not have to change the investment goal or investment policies of a fund. The Board of Directors reserves the right to modify the investment policies of a fund as necessary to prevent any such prospective rules and regulations from causing a Contract owner to be considered the owner of the shares of the fund underlying the Separate Account.

   Each fund intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a fund as taxable income.

   On October 31, 2002, the unused capital loss carryforwards, by fund, were approximately as follows: Smith Barney International All Cap Growth:
$64,325,000, Salomon Brothers Strategic Total Return Bond Portfolio:
$3,005,000, Smith Barney Large Capitalization Growth Portfolio: $38,077,000, AIM Capital Appreciation Portfolio: $64,985,000, Smith Barney Aggressive Growth
Portfolio: $1,593,000, Smith Barney Mid Cap Core Portfolio: $10,406,000, Smith Barney High Income Portfolio: $98,468,000, Pioneer Strategic Income Portfolio:
$29,302,000, Smith Barney Large Cap Value Portfolio: $41,160,000, Alliance Growth Portfolio: $309,178,000 and Van Kampen Enterprise Portfolio:
$69,539,000. For Federal income tax purposes, these amounts are available to be applied, by the fund that has the carryforwards, against future capital gains of the respective fund that are realized prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

                                                                 October 31,
                                         -----------------------------------------------------------
Name of Fund                                2006       2007        2008        2009         2010
------------                             ---------- ----------- ----------- ----------- ------------
Smith Barney International All Cap
  Growth Portfolio...................... $5,750,000 $ 6,247,000          -- $38,754,000 $ 13,574,000
Salomon Brothers Strategic Total Return
  Bond Portfolio........................ $  852,000 $ 1,153,000 $   938,000 $    42,000 $     20,000
Smith Barney Large Capitalization Growth
  Portfolio.............................         --          -- $ 2,019,000 $ 5,454,000 $ 30,604,000
AIM Capital Appreciation Portfolio......         --          --          -- $39,681,000 $ 25,304,000
Smith Barney Aggressive Growth
  Portfolio.............................         --          --          -- $   302,000 $  1,291,000
Smith Barney Mid Cap Core Portfolio.....         --          -- $    43,000 $ 1,541,000 $  8,822,000
Smith Barney High Income Portfolio...... $3,001,000 $12,317,000 $18,328,000 $42,940,000 $ 21,882,000
Pioneer Strategic Income Portfolio*..... $2,321,000 $ 5,086,000 $ 3,077,000 $ 7,414,000 $ 11,404,000
Smith Barney Large Cap Value Portfolio..         --          --          -- $ 1,588,000 $ 39,572,000
Strategic Equity Portfolio**............         --          --          -- $12,711,000 $296,467,000
Van Kampen Enterprise Portfolio.........         --          --          -- $34,851,000 $ 34,688,000
MFS Total Return Portfolio..............         --          --          --          -- $ 23,208,000

--------
* Formerly Putnam Diversified Income Portfolio.
** Formerly Alliance Growth Portfolio.

   The Code imposes a 4% nondeductible excise tax on any fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   Each fund intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of that fund at net asset value and are includable in gross income of the Separate Accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

   If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. If a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a fund failed to qualify as a regulated investment company for a period greater than one taxable year, that fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year. Further, if a fund should fail to qualify as a regulated investment company, such fund would be considered as a single investment, which may result in Contracts invested in that fund not being treated as annuity, endowment or life insurance contracts under the Code.

   A fund's transactions in foreign currencies, forward contracts, options and Futures Contracts (including options and Futures Contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by such fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to such fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, Futures Contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   A fund's investment in so-called "section 1256 contracts," such as regulated Futures Contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by such fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by such fund.

   Dividends or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.

   If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

   If any fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, such fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a fund may make a mark-to-market election that will result in the fund's being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, such fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   Each fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

   The foregoing is only a summary of certain material U.S. Federal income tax consequences affecting the funds and the investors. Prospective investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the funds.

                            PERFORMANCE INFORMATION

   From time to time the Company may include a fund's total return, average annual total return, yield and current distribution return in advertisements and/or other types of sales literature. These figures are based on historical earnings and are not intended to indicate future performance. In addition, these figures will not reflect the deduction of the charges that are imposed on the Contracts by the Separate Account (see the applicable Contract prospectus) which, if reflected, would reduce the performance quoted.

   Total Return. Total return is computed for each fund for a specified period of time assuming reinvestment of all income dividends and capital gains distributions at net asset value on the ex-dividend dates at prices calculated as stated in this SAI (see "Determination of Net Asset Value"), then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures. The standard total return shows what an investment in a fund would have earned over a specified period of time (one, five or ten years) assuming that all distributions and dividends by the fund were invested on the reinvestment dates during the period less all recurring fees. Aggregate total return represents the cumulative change in the value of an investment in a portfolio for the specified period.

Average Annual Total Return

   "Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n/ = ERV

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return.
              n = number of years.
            ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The average annual total returns for each fund except SB Adjustable Rate Income Portfolio were as follows for the periods indicated (reflecting the waivers of investment advisory and administration fees and reimbursement of expenses):

                                                             One Year  Five Years
                                                              Ended      Ended      Since   Inception
Fund                                                         10/31/02   10/31/02  Inception   Date
----                                                         --------  ---------- --------- ---------
Smith Barney International All Cap Growth Portfolio.........  (20.97)%   (7.57)%    (1.32)%  6/16/94
Smith Barney Large Cap Value Portfolio......................  (22.45)    (2.38)      6.24    6/16/94
Smith Barney Large Capitalization Growth Portfolio..........  (16.29)      N/A      (0.07)    5/1/98
Strategic Equity Portfolio*.................................  (24.05)    (2.90)      8.27    6/16/94
AIM Capital Appreciation Portfolio..........................  (11.75)    (2.56)      1.57   10/10/95
Van Kampen Enterprise Portfolio.............................  (20.07)    (4.75)      5.97    6/16/94
MFS Total Return Portfolio..................................   (3.59)     5.31       9.40    6/16/94
Smith Barney Aggressive Growth Portfolio....................  (26.22)      N/A      (3.11)   11/1/99
Smith Barney Mid Cap Core Portfolio.........................   (6.64)      N/A       0.53    11/1/99
Salomon Brothers Strategic Total Return Bond Portfolio......    3.36      2.94       6.17    6/16/94
Travelers Managed Income Portfolio..........................   (4.06)     4.13       5.63    6/16/94
Pioneer Strategic Income Portfolio**........................    2.00      1.58       4.82    6/16/94
Smith Barney High Income Portfolio..........................   (7.39)    (3.54)      2.74    6/16/94
Smith Barney Money Market Portfolio.........................    1.40      4.29       4.58    6/16/94

--------
* Formerly Alliance Growth Portfolio.
** Formerly Putnam Diversified Income Portfolio.

   The aggregate total returns for each fund except SB Adjustable Rate Income Portfolio were as follows for the periods indicated (reflecting the waiver of investment advisory and administration fees and reimbursement of expenses):

                                                             One Year  Five Years
                                                              Ended      Ended      Since   Inception
Fund                                                         10/31/02   10/31/02  Inception   Date
----                                                         --------  ---------- --------- ---------
Smith Barney International All Cap Growth Portfolio.........  (20.97)%   (32.55)%  (10.57)%  6/16/94
Smith Barney Large Cap Value Portfolio......................  (22.45)    (11.37)    66.02    6/16/94
Smith Barney Large Capitalization Growth Portfolio..........  (16.29)       N/A     (0.30)    5/1/98
Strategic Equity Portfolio*.................................  (24.05)    (13.70)    94.59    6/16/94
AIM Capital Appreciation Portfolio..........................  (11.75)    (12.16)    11.61   10/10/95
Van Kampen Enterprise Portfolio.............................  (20.07)    (21.59)    62.57    6/16/94
MFS Total Return Portfolio..................................   (3.59)     29.51    112.14    6/16/94
Smith Barney Aggressive Growth Portfolio....................  (26.22)       N/A     (9.03)   11/1/99
Smith Barney Mid Cap Core Portfolio.........................   (6.64)       N/A      1.58    11/1/99
Salomon Brothers Strategic Total Return Bond Portfolio......    3.36      15.59     65.11    6/16/94
Travelers Managed Income Portfolio..........................   (4.06)     22.46     58.25    6/16/94
Pioneer Strategic Income Portfolio**........................    2.00       8.13     48.33    6/16/94
Smith Barney High Income Portfolio..........................   (7.39)    (16.47)    25.36    6/16/94
Smith Barney Money Market Portfolio.........................    1.40      23.39     45.53    6/16/94

--------
*  Formerly Alliance Growth Portfolio.
** Formerly Putnam Diversified Income Portfolio.

   Yield. The yield of a fund refers to the net investment income earned by investments in the fund over a thirty-day period. A fund's yield is computed by dividing the net investment income per share earned during a specified thirty-day period by the net asset value per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term fixed income obligation in the portfolio; income on short-term obligations is based on current payment rate. This net investment income is then annualized, i.e., the amount of income earned by the investments during that thirty-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies.

                     YIELD = 2 [(  a-b +1  )/6/ -1]
                                   ---
                                   cd

      Where:  a = dividends and interest earned during the period.
              b = expenses accrued for the period (net of waiver and
                  reimbursement).
              c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
              d = the maximum offering price per share on the last day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   The yields for the thirty-day period ended October 31, 2002 for the following funds were:


         MFS Total Return Portfolio                              2.68%
         Salomon Brothers Strategic Total Return Bond Portfolio  4.36
         Travelers Managed Income Portfolio                      6.62
         Pioneer Strategic Income Portfolio*                     8.51
         Smith Barney High Income Portfolio                     12.63

--------
*  Formerly Putnam Diversified Income Portfolio.

   Investors should recognize that, in periods of declining interest rates, a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of such fund's investments, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

   The Company quotes current yield of a fund by dividing the net change in the value of a hypothetical preexisting account having a balance of one share at the beginning of a recent seven-day base period by the value of the account at the beginning of the base period and multiplying this base period return by 365/7. Net change in account value is the value of additional shares purchased with dividends from original shares and dividends declared on both original shares and any additional shares, but does not include any changes in unrealized appreciation or depreciation. In addition, for a fund the Company may from time to time quote effective yield figures assuming the compounding of dividends. The effective yield will be slightly higher than the yield because of the compounding effect. The Company may also quote the average dollar-weighted portfolio maturity for the corresponding seven-day period.

   Smith Barney Money Market Portfolio. Although principal of the fund is not insured and there can be no assurance that a $1.00 per share net asset value will be maintained, it is not expected that the net asset value of the fund's shares will fluctuate because the Company uses the amortized cost method of valuation for the fund. (See "Valuation of Shares and Amortized Cost Valuation.") Investors should bear in mind that yield is a function of the type, quality and maturity of the instruments in the fund and the fund's operating expenses. While current yield information may be useful, investors should realize that the fund's current yield will fluctuate, is not necessarily representative of future results and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. For the seven-day period ended October 31, 2002, the yield for the Smith Barney Money Market Portfolio was 1.25% (the effective yield was 1.26%).

   Current Distribution Return. The Company calculates current distribution return for a fund by dividing the distributions from gross investment income declared during the most recent period by the net asset value per share on the last day of the period for which current distribution return is presented. A fund's current distribution return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current distribution return, and the charges that are imposed on the Contracts by the Separate Accounts, should be considered when comparing a fund's current distribution return to yields published for other investment companies and other investment vehicles. From time to time, a fund may include its current distribution return in information furnished to present or prospective shareowners.

   Current distribution return should also be considered relative to changes in the value of a fund's shares and to the risks associated with the fund's investment objective and policies. For example, in comparing current distribution returns with those offered by Certificates of Deposit ("CDs"), it should be noted that CDs are insured (up to $100,000) and offer a fixed rate of return.

   Performance information may be useful in evaluating a fund and for providing a basis for comparison with other financial alternatives. Since the performance of each fund changes in response to fluctuations in market conditions, interest rate and fund expenses, no performance quotation should be considered a representation as to the fund's performance for any future period.

                       DETERMINATION OF NET ASSET VALUE

   The net asset value of each fund's shares will be determined on any day that the New York Stock Exchange ("NYSE") is open. The NYSE is closed in celebration of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Net asset value for each fund is determined by dividing the fund's net assets by the number of its shares outstanding. Securities owned by a fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales price on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued as the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued on the basis of valuations provided by dealers in those instruments or an independent pricing service approved by the Board of Directors. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in the fund's net assets, and current market value of such options sold by a fund will be subtracted from that fund's net assets. Any other investments of a fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the Board of Directors in good faith. This value generally is determined as the amount that a fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by management.

   Securities for which market quotations are readily available are valued on the basis of the prices reflected on the tape received from an approved pricing service after the close of regular trading on the NYSE on each day the NYSE is open.

   Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a fund may not take place contemporaneously with the determination of the prices of investments held by such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. Eastern Time on each day that the NYSE is open will not be reflected in a fund's net asset value unless management, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect the net asset value. As a result, a fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to such fund.

                           AVAILABILITY OF THE FUNDS

   Investment in the Company is only available to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts and certain qualified plans. It is possible that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the Company. However, the Company does not currently foresee any disadvantages to the contractowners of the different contracts which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of fund shares by one or more of the insurance company separate accounts which fund these contracts, which could have adverse consequences to the fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. Federal income tax laws; or (c) differences in voting instructions between those given by variable annuity contractowners and those given by variable life insurance contractowners. If the Board were to conclude that separate series of the Company should be established for variable annuity and variable life separate accounts, each insurance company would bear the attendant expenses. Should this become necessary, contractowners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

                             REDEMPTION OF SHARES

   Redemption payments shall be made wholly in cash unless the Directors believe that economic conditions exist that would make such a practice detrimental to the best interests of a fund and its remaining shareowners. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described above under "Determination of Net Asset Value" and a shareholder would incur brokerage expenses if these securities were then converted to cash.

                                  MANAGEMENT

The Investment Managers

   SBFM. Smith Barney Fund Management LLC ("SBFM") serves as the investment adviser to Smith Barney International All Cap Growth Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney Large Capitalization Growth Portfolio, Smith Barney Aggressive Growth Portfolio, Smith Barney Mid Cap Core Portfolio, Smith Barney High Income Portfolio, SB Adjustable Rate Income Portfolio and Smith Barney Money Market Portfolio. SBFM manages the day-to-day operations of each fund pursuant to a management agreement entered into by the Company on behalf of each fund. Under each management agreement, SBFM will (a) manage the fund's assets in accordance with the fund's investment objective(s) and policies as stated in its Prospectus and this SAI; (b) make investment decisions for the fund; (c) place purchase and sale orders for portfolio transactions on behalf of the fund; (d) employ professional portfolio managers and securities analysts who provide research services to the fund; (e) administer the fund's corporate affairs and, in connection therewith, furnish the fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities; and (f) prepare reports to shareholders and reports to and filings with the SEC and state blue sky authorities if applicable. In providing these services, SBFM will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each fund's assets.

   By written agreement, research and other departments and staff of CGM will furnish SBFM with information, advice and assistance and will be available for consultation on the Company's funds. Thus, CGM may also be considered an investment adviser to the Company. The services of CGM are paid for by SBFM; there is no charge to the Company for such services.

   SBFM's name was formerly SSB Citi Fund Management LLC, SSBC Fund Management Inc., Mutual Management Corp., and Smith Barney Mutual Funds Management, Inc.

   TIA. Travelers Investment Adviser, Inc. ("TIA") manages the investment operations of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Van Kampen Enterprise Portfolio (each, a "TIA Portfolio") pursuant to management agreements entered into by the Company on behalf of each TIA Portfolio.

   TIA and the Company have entered into a subadvisory agreement with a different subadviser for each TIA Portfolio. Pursuant to each subadvisory agreement, the subadviser is responsible for the day to day operations and investment decisions for the respective fund and is authorized, in its discretion and without prior consultation with TIA, to: (a) manage the fund's assets in accordance with the fund's investment objective(s) and policies as stated in its Prospectus and this SAI; (b) make investment decisions for the fund; (c) place purchase and sale orders for portfolio transactions on behalf of the fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the fund.

   TIA has also entered into a sub-administrative services agreement with SBFM pursuant to which SBFM will: (a) assist TIA in supervising all aspects of each TIA Portfolio's operations; (b) supply each TIA Portfolio with office facilities, statistical and research services, data processing services, clerical, accounting and bookkeeping services; and (c) prepare reports to each TIA Portfolio's shareholders and prepare reports to and filings with the SEC and state blue sky authorities, if applicable. TIA pays SBFM, as sub-administrator, a fee in an amount equal to an annual rate of 0.10% of each TIA Portfolio's average daily net assets.

   Subject to the provisions of any applicable subadvisory agreement, TIA is responsible for the investment operations of each fund and for furnishing or causing to be furnished to each fund advice and assistance with respect to the purchase, retention and disposition of investments, in accordance with each fund's investment objectives, policies and restrictions as stated in its Prospectus and this SAI.

   TAMIC. Travelers Asset Management International Company, LLC ("TAMIC"), an affiliate of SBFM and TIA, manages the investment operations of Travelers Managed Income Portfolio pursuant to a management agreement entered into by the Company on behalf of Travelers Managed Income Portfolio. Under the agreement, TAMIC furnishes investment information and advice and makes recommendations with respect to the purchase and sale of investments based upon the fund's investment policies. TAMIC has responsibility for the investment decisions of the fund, subject to the supervision, direction and approval of the Board of Directors.

   General. Under each management agreement, SBFM, TIA or TAMIC, as the case may be, will administer the fund's corporate affairs, and, in connection therewith, is responsible for furnishing or causing to be furnished to each applicable fund advice and assistance with respect to the acquisition, holding or disposal of investments and recommendations with respect to other aspects and affairs of the fund; bookkeeping, accounting and administrative services; office space and equipment; and the services of the officers and employees of the Company. Each fund receives discretionary advisory services provided by the manager or by a subadviser (pursuant to a Subadvisory Agreement) who is identified, retained, supervised and compensated by the manager.

   Each management agreement further provides that all other expenses not specifically assumed by SBFM, TIA or TAMIC under the management agreement on behalf of a fund are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of custodians and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and Directors' meetings, filing fees and expenses relating to the registration and qualification of the Company's shares and the Company under federal and state securities laws and maintaining such registrations and qualifications (including the printing of the Company's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of Directors and fees of Directors who are not "interested persons" of the Company as defined under the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the Company's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each of the Company's funds; general corporate expenses are allocated among the funds on the basis of relative net assets.

   SBFM, TIA, TAMIC and each subadviser are subject to the supervision and direction of the Company's Board of Directors and manage the applicable fund in accordance with its investment objective(s) and policies, make investment decisions for the fund, place orders to purchase and sell securities and employ professionals who provide research services. All orders for transactions in securities on behalf of a fund are made by management, with broker-dealers selected by management, including affiliated brokers. In placing orders management will seek to obtain the most favorable price and execution available. In selecting broker-dealers, management may consider research and brokerage services furnished to it and its affiliates.

   Each management agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Company's Board of Directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Non-Interested Directors with such Non-Interested Directors casting votes in person at a meeting called for such purpose. In approving the continuation of each fund's management agreement, the Board, including the Non-Interested Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The Board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the management agreement was in the best interests of the fund and its shareholders. The Non-Interested Directors were advised by separate independent legal counsel throughout the process. The Company on behalf of a fund or its manager may terminate the management agreement with respect to each fund on sixty days' written notice without penalty. The management agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the Company, the managers and subadvisers and the Company's principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   Management Fees. The manager has agreed to waive its fee to the extent that the aggregate expenses of each of Smith Barney Large Cap Value Portfolio, Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, Smith Barney High Income Portfolio, MFS Total Return Portfolio and Smith Barney Money Market Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed 1.25% of the fund's average daily net assets for any fiscal year. The manager has agreed to waive its fee to the extent that the aggregate expenses of each of Smith Barney International All Cap Growth Portfolio and Salomon Brothers Strategic Total Return Bond Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, exceed 1.50% of the fund's average daily net assets for any fiscal year. The manager has agreed to waive its fee to the extent that the aggregate expenses of each of Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed 1.00% and 0.95%, respectively, of the fund's average daily net assets for any fiscal year. Each of these voluntary expense limitations shall be in effect until it is terminated by notice to shareowners and by supplement to the then-current Prospectus or SAI.

   Each management agreement also provides that SBFM, TIA or TAMIC shall not be liable to the Company for any error of judgment or mistake of law or for any loss suffered by the Company so long as it acted in good faith without willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management agreement. Each subadvisory agreement also provides that the subadviser shall not be liable to SBFM, TIA, TAMIC or the fund for any error of judgment or mistake of law or for any loss suffered by SBFM, TIA, TAMIC or the fund so long as it acted in good faith without willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the subadvisory agreement.

   For the periods shown, each fund paid the following management fee:

                                                       Fiscal Year Fiscal Year Fiscal Year
                                                          Ended       Ended       Ended
                                                       October 31, October 31, October 31,
Fund                                                      2000        2001        2002
----                                                   ----------- ----------- -----------
Smith Barney International All Cap Growth Portfolio... $ 4,006,024 $3,069,838  $2,045,143
Smith Barney Large Cap Value Portfolio................   3,403,839  3,606,442   3,039,671
Smith Barney Large Capitalization Growth Portfolio....   1,969,101  2,277,099   2,114,409
Strategic Equity Portfolio*...........................  11,011,245  8,850,734   5,709,381
AIM Capital Appreciation Portfolio....................   3,363,224  2,440,940   1,695,527
Van Kampen Enterprise Portfolio.......................   2,542,509  1,584,955     999,136
MFS Total Return Portfolio............................   5,085,377  6,146,792   6,883,931
Smith Barney Aggressive Growth Portfolio..............     355,785  2,144,923   3,399,017
Smith Barney Mid Cap Core Portfolio**.................      69,165    181,103     388,762
Salomon Brothers Strategic Total Return Bond Portfolio     174,410    146,104     137,716
Travelers Managed Income Portfolio....................     846,508  1,220,577   1,371,366
Pioneer Strategic Income Portfolio***.................   1,144,869  1,018,541     862,138
Smith Barney High Income Portfolio....................   1,211,048  1,134,165   1,070,886
Smith Barney Money Market Portfolio...................   1,539,190  2,148,266   3,156,488

--------
*  Formerly Alliance Growth Portfolio.
** The manager waived a portion of its management fee for the fund in the amount of $48,792 for the fiscal year ended October 31, 2000 and $4,067 for the fiscal year ended October 31, 2001.
*** Formerly Putnam Diversified Income Portfolio.

The Subadvisers

   AIM Capital Appreciation Portfolio is advised by A I M Capital Management, Inc. ("AIM Capital"). AIM Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 and is a wholly owned subsidiary of A I M Advisors, Inc., which is a wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. For services provided by AIM Capital, TIA pays AIM Capital an annual fee calculated at the rate of 0.375% of the fund's average daily net assets, paid monthly.

   Van Kampen Enterprise Portfolio is advised by Van Kampen Asset Management Inc. ("VKAM"). VKAM is located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181 and is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. For the services provided by VKAM, TIA pays VKAM an annual fee calculated at the rate of 0.325% of the fund's average daily net assets, paid monthly.

   Pioneer Strategic Income Portfolio is advised by Pioneer Investment Management, Inc. ("Pioneer"). Pioneer is located at 60 State Street, Boston, Massachusetts 02109. Pioneer is an indirect wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. For the services provided by Pioneer, TIA pays Pioneer an annual fee calculated at the rate of 0.35% of the fund's average daily net assets, paid monthly.

   Salomon Brothers Strategic Total Return Bond Portfolio is advised by Salomon Brothers Asset Management Inc. ("SBAM"). SBAM is located at 388 Greenwich Street, New York, New York 10013. SBAM is a wholly owned subsidiary of Citigroup and is an affiliate of SBFM. For the services provided by SBAM, TIA pays SBAM an annual fee calculated at the rate of 0.375% of the fund's average daily net assets, paid monthly.

   MFS Total Return Portfolio is advised by Massachusetts Financial Services Company ("MFS"). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116 and is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization. For services provided by MFS, TIA pays MFS an annual fee calculated at a rate equal to 0.375% of the fund's average daily net assets, paid monthly.

   Strategic Equity Portfolio is advised by Fidelity Management & Research Company ("FMR"). FMR is located at 82 Devonshire Street, Boston, MA 02109. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. (FMRC), pursuant to which FMRC has primary responsibility for choosing investments for the fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Distribution

   Smith Barney (the "Distributor"), located at 388 Greenwich Street, New York, New York 10013, distributes shares of the funds as principal underwriter.

   The Distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933.

   The Distributor acts as the principal underwriter of the shares of the funds pursuant to a written agreement for the funds ("Underwriting Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay only for such shares of each fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Underwriting Agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the Company's outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice. The Distributor is not currently paid a fee for the provision of distribution services with respect to the funds.

   Distribution Plan. The Company has adopted a distribution plan for the Smith Barney Class shares of the SB Adjustable Rate Income Portfolio (the "Plan"). The Plan permits the fund to pay the Distributor for remittance directly or indirectly to a participating dealer, shareholder servicing agent, life insurance company or other applicable party a fee in an amount not to exceed 0.25% of the average daily net assets of the fund's Smith Barney Class shares under agreements which provide for investment in Smith Barney Class shares.

   Pursuant to the Plan, the Distributor is authorized to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Company, including but not limited to: purchasing advertising for the shares, payment for promotional or sales literature and payments to sales personnel affiliated with it for their efforts in connection with sales of shares.

   The Distributor provides the Directors for their review, on a quarterly basis, a written report of the amounts expended under the Plan.

   The Plan is subject to annual approval by the Directors. The Plan is terminable at any time, without penalty, by a vote of a majority of the Non-Interested Directors or by vote of a majority of the outstanding Smith Barney Class shares of the fund. The Plan may not be amended to increase materially the amount that may be spent for distribution by the Smith Barney Class shares of the fund without the approval of a majority of the outstanding voting securities of the Smith Barney Class shares of the fund. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried-forward distribution expenses.

   The Plan was adopted because of its anticipated benefits to the fund. These anticipated benefits include increased promotion and distribution of the fund's shares, an enhancement in the fund's ability to maintain accounts and improve asset retention and increased stability of net assets for the fund.

Portfolio Transactions

   Shown below are the total brokerage commissions paid by the Company for the fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002 on behalf of the funds, the portion paid to CGM and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During the fiscal year ended October 31, 2000, the total amount of commissionable transactions was $3,101,501,758, of which $185,325,203 (5.98%) was directed to CGM and executed by unaffiliated brokers and $2,916,176,555 (94.02%) was directed to other brokers. During the fiscal year ended October 31, 2001, the total amount of commissionable transactions was $2,894,562,572, of which $171,504,700 (5.93%) was directed to CGM and executed by unaffiliated brokers and $2,723,057,872 (94.07%) was directed to other brokers. During the fiscal year ended October 31, 2002, the total amount of commissionable transactions was $3,765,815,793, of which $105,595,484 (2.80%) was directed to CGM and executed by unaffiliated brokers and $3,660,416,437 (97.20%) of which was directed to other brokers.

Commissions:

                                                               To Others
  Fiscal Year Ended            Total         To CGM       (for execution only)
  -----------------          ---------- ----------------- --------------------
  October 31, 2000.......... $3,977,292 $252,868  (6.36%) $3,724,424  (93.64%)
  October 31, 2001.......... $3,992,435 $270,366  (6.77%) $3,722,069  (93.23%)
  October 31, 2002.......... $6,572,913 $229,738  (3.50%) $6,343,174  (96.50%)

   The Company attempts to obtain the most favorable execution of each portfolio transaction, that is, the best combination of net price and prompt reliable execution. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the management of the Company takes into account all relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

   Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Company takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Company such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce the manager's expenses in a determinable amount. These various services may, however, be useful to the manager or CGM in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Company.

   The Company's Board of Directors has determined that agency transactions in equity securities for the Company may be executed through CGM or any broker-dealer affiliate of CGM (each, an "Affiliated Broker") if, in the judgment of management, the use of an Affiliated Broker is likely to result in price and execution at least as favorable to the Company as those obtainable through other qualified broker-dealers, and if, in the transaction, the Affiliated Broker charges the Company a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Company will not deal with CGM in any transactions in which CGM acts as principal. In addition, the Van Kampen Enterprise Portfolio may not deal with Morgan Stanley Dean Witter & Co. ("Morgan Stanley") (an affiliate of VKAM) in any transaction in which Morgan Stanley acts as principal.

   The Board of Directors of the Company has adopted certain policies and procedures incorporating the standard of Rule l7e-l issued by the SEC under the 1940 Act which requires that the commissions paid to any Affiliated Broker must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require management to furnish reports to the Board of Directors and to maintain records in connection with such reviews.

   The Board of Directors of the Company has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit a fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a fund could purchase in the underwritings.

                      OTHER INFORMATION ABOUT THE COMPANY

   The Company, an open-end managed investment company, was incorporated in Maryland on February 22, 1994. The Company has an authorized capital of 6,000,000,000 shares with a par value of $.00001 per share. The Board of Directors has authorized the issuance of fifteen series of shares, each representing shares in one of fifteen separate funds--Smith Barney International All Cap Growth Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney Large Capitalization Growth Portfolio, Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Smith Barney Aggressive Growth Portfolio, Smith Barney Mid Cap Core Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, Smith Barney High Income Portfolio, SB Adjustable Rate Income Portfolio and Smith Barney Money Market Portfolio. The Directors also have the power to create additional series of shares. The assets of each fund will be segregated and separately managed and a shareowner's interest is in the assets of the fund in which he or she holds shares.

   The Directors may authorize the creation of additional series of shares and additional classes of shares within any series. The investment objectives, policies and restrictions applicable to additional funds would be established by the Directors at the time such funds were established and may differ from those set forth in the Prospectuses and this SAI. In the event of liquidation or dissolution of a fund or of the Company, shares of a fund are entitled to receive the assets belonging to that fund and a proportionate distribution, based on the relative net assets of the respective funds, of any general assets not belonging to any particular fund that are available for distribution.

   The Articles of Incorporation may be amended only upon the vote of a majority of the shares of capital stock of the Company outstanding and entitled to vote, and in accordance with applicable law, except for certain amendments that may be made by the Directors.

   The Articles of Incorporation further provide that the Company shall indemnify its Directors, officers and employees against any liability to the Company or to a shareowner, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties. With the exceptions stated, the Articles of Incorporation provide that a Director, Officer or employee is entitled to be indemnified against all liability in connection with the affairs of the Company.

   The Company shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination of the corporation or any of the series of the corporation by action of the shareowners or by action of the Directors upon notice to the shareowners.

   Voting Rights. The Company offers its shares only for purchase by insurance company separate accounts and certain qualified plans. Thus, the insurance companies are technically the shareholders of the Company and, under the 1940 Act, are deemed to be in control of the Company. Nevertheless, with respect to any Company shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contractowners who own units in a separate account investment division which corresponds to shares in the Company in accordance with the procedures set forth in the prospectus for the applicable contract issued by the insurance company and to the extent required by law. Shares of the Company attributable to contractowner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

   Each share of a fund represents an equal proportionate interest in that fund with each other share of the same fund and is entitled to such dividends and distributions out of the net income of that fund as are declared in the discretion of the Directors. Shareowners are entitled to one vote for each share held and will vote by individual fund except to the extent required by the 1940 Act. The Company is not required to hold shareowner meetings annually, although special meetings may be called for the Company as a whole, or a specific fund, for purposes such as electing or removing Directors, changing fundamental policies or approving a management contract.

   Shares of the Company entitle their owners to one vote per share; however, on any matter submitted to a vote of the shareowners, all shares then entitled to vote will be voted by individual fund unless otherwise required by the 1940 Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a fund would be voted upon only by shareowners of the fund involved. Additionally, approval of an amendment to a fund's management or subadvisory agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareowners of one fund is effective as to that fund whether or not enough votes are received from the shareowners of the other funds to approve the proposal as to that fund except for matters on which shares of the Company must be voted in the aggregate.

   The Directors themselves have the power to alter the number and the terms of office of the Directors, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act always at least a majority, but in most instances, at least two-thirds, of the Directors have been elected by the shareowners of the Company. Shares do not have cumulative voting rights and therefore the owners of more than 50% of the outstanding shares of the Company may elect all of the Directors irrespective of the votes of other shareowners.

   Custodians. Portfolio securities and cash owned by the Company on behalf of each fund are held in the custody of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110.

   Independent Auditors. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the Company's independent auditors for its fiscal year ending October 31, 2003, to examine and report on the financial statements and financial highlights of the Company.

   As of February 10, 2003, to the knowledge of the funds, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned more than 5% of the outstanding shares of the funds with the exception of the following:

Portfolio                                                 Shareholder Name/Address         Percent
---------                                           ------------------------------------   -------
Smith Barney International All Cap Growth Portfolio Travelers Insurance Co.                48.7130
                                                      Attn.: Shareholder Accounting, 6MS
                                                      One Tower Square
                                                      Hartford, CT 06183
                                                    Travelers Life & Annuity Co.           42.9477
                                                      Attn.: Shareholder Accounting, 6MS
                                                      One Tower Square
                                                      Hartford, CT 06183
                                                    Equitable Life of Iowa Prime Elite      8.3040
                                                      ING Variable Annuity
                                                      Att: Fund Acctg.
                                                      1475 Dunwoody Drive
                                                      West Chester, PA 19380

Portfolio                                                Shareholder Name/Address         Percent
---------                                          ------------------------------------   -------
Smith Barney Large Cap Value Portfolio             Travelers Life & Annuity Co.           48.2875
                                                     Attn.: Shareholder Accounting, 6MS
                                                     One Tower Square
                                                     Hartford, CT 06183
                                                   Travelers Insurance Co.                36.5729
                                                     Attn.: Shareholder Accounting, 6MS
                                                     One Tower Square
                                                     Hartford, CT 06183
                                                   Equitable Life of Iowa Prime Elite     13.8573
                                                     ING Variable Annuity
                                                     Att: Fund Acctg.
                                                     1475 Dunwoody Drive
                                                     West Chester, PA 19380
Smith Barney Large Capitalization Growth Portfolio Travelers Life & Annuity Co.           74.6703
                                                     Attn.: Shareholder Accounting, 6MS
                                                     One Tower Square
                                                     Hartford, CT 06183
                                                   Travelers Insurance Co.                25.3227
                                                     Attn.: Shareholder Accounting, 6MS
                                                     One Tower Square
                                                     Hartford, CT 06183
Smith Barney Aggressive Growth Portfolio           Travelers Life & Annuity Co.           71.8174
                                                     Attn.: Shareholder Accounting, 6MS
                                                     One Tower Square
                                                     Hartford, CT 06183
                                                   Travelers Insurance Co.                26.3037
                                                     Attn.: Shareholder Accounting, 6MS
                                                     One Tower Square
                                                     Hartford, CT 06183
Smith Barney Mid Cap Core Portfolio                Travelers Life & Annuity Co.           87.6222
                                                     Attn.: Shareholder Accounting, 6MS
                                                     One Tower Square
                                                     Hartford, CT 06183
                                                   Travelers Insurance Company            11.9321
                                                     Attn.: Shareholder Accounting, 6MS
                                                     One Tower Square
                                                     Hartford, CT 06183
Strategic Equity Portfolio*                        Travelers Insurance Co.                63.8865
                                                     Attn.: Shareholder Accounting, 6MS
                                                     One Tower Square
                                                     Hartford, CT 06183
                                                   Travelers Life & Annuity Co.           36.1134
                                                     Attn.: Shareholder Accounting, 6MS
                                                     One Tower Square
                                                     Hartford, CT 06183
AIM Capital Appreciation Portfolio                 Travelers Life & Annuity Co.           55.4104
                                                     Attn.: Shareholder Accounting, 6MS
                                                     One Tower Square
                                                     Hartford, CT 06183
                                                   Travelers Insurance Co.                40.5144
                                                     Attn.: Shareholder Accounting, 6MS
                                                     One Tower Square
                                                     Hartford, CT 06183

--------
* Formerly Alliance Growth Portfolio.

Portfolio                                          Shareholder Name/Address         Percent
---------                                    ------------------------------------   -------
Van Kampen Enterprise Portfolio              Travelers Insurance Co.                50.8755
                                               Attn.: Shareholder Accounting, 6MS
                                               One Tower Square
                                               Hartford, CT 06183
                                             Travelers Life & Annuity Co.           49.1244
                                               Attn.: Shareholder Accounting, 6MS
                                               One Tower Square
                                               Hartford, CT 06183
MFS Total Return Portfolio                   Travelers Insurance Co.                50.2629
                                               Attn.: Shareholder Accounting, 6MS
                                               One Tower Square
                                               Hartford, CT 06183
                                             Travelers Life & Annuity Co.           48.8054
                                               Attn.: Shareholder Accounting, 6MS
                                               One Tower Square
                                               Hartford, CT 06183
Salomon Brothers Strategic Total Return Bond Travelers Insurance Co.                50.2087
  Portfolio                                    Attn.: Shareholder Accounting, 6MS
                                               One Tower Square
                                               Hartford, CT 06183
                                             Travelers Life & Annuity Co.           49.7912
                                               Attn.: Shareholder Accounting, 6MS
                                               One Tower Square
                                               Hartford, CT 06183
Travelers Managed Income Portfolio           Travelers Life & Annuity Co.           83.4966
                                               Attn.: Shareholder Accounting, 6MS
                                               One Tower Square
                                               Hartford, CT 06183
                                             Travelers Insurance Co.                16.5033
                                               Attn.: Shareholder Accounting, 6MS
                                               One Tower Square
                                               Hartford, CT 06183
Pioneer Strategic Income Portfolio**         Travelers Insurance Co.                50.9249
                                               Attn.: Shareholder Accounting, 6MS
                                               One Tower Square
                                               Hartford, CT 06183
                                             Travelers Life & Annuity Co.           47.0207
                                               Attn.: Shareholder Accounting, 6MS
                                               One Tower Square
                                               Hartford, CT 06183
Smith Barney High Income Portfolio           Travelers Life & Annuity Co.           67.1472
                                               Attn.: Shareholder Accounting, 6MS
                                               One Tower Square
                                               Hartford, CT 06183
                                             Travelers Insurance Co.                25.3033
                                               Attn.: Shareholder Accounting, 6MS
                                               One Tower Square
                                               Hartford, CT 06183
                                             Equitable Life of Iowa                  7.5493
                                             Prime Elite
                                               ING Variable Annuity
                                               Attn.: Fund Acctg.
                                               1475 Dunwoody Drive
                                               West Chester, PA 19380

** Formerly Putnam Diversified Income Portfolio.

Portfolio                                 Shareholder Name/Address         Percent
---------                           ------------------------------------   -------
Smith Barney Money Market Portfolio Travelers Insurance Co.                49.2164
                                      Attn.: Shareholder Accounting, 6MS
                                      One Tower Square
                                      Hartford, CT 06183
                                    Travelers Life & Annuity Co.           48.3217
                                      Attn.: Shareholder Accounting, 6MS
                                      One Tower Square
                                      Hartford, CT 06183

                             FINANCIAL STATEMENTS

   The Company's Annual Report for the fiscal year ended October 31, 2002 is incorporated herein by reference in its entirety. It was filed with the Securities and Exchange Commission on January 7, 2003 (Accession Number 0000950130-03-000065).

                               OTHER INFORMATION

   Smith Barney mutual funds offer more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

      Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds

      We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

      Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

      Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

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                                  APPENDIX A

RATINGS ON DEBT OBLIGATIONS

  Moody's Investors Service, Inc. ("Moody's")

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   A--Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  The Standard & Poor's Division of The McGraw-Hill Companies Inc. ("S&P")

   AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

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   AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C--Debt rated "BB", "B", "CCC", "CC" or "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L--The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

   +--Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

   *--Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

   NR--Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

  Fitch, Inc. ("Fitch")

   AAA--Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

   AA--Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

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   A--Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

   BB--Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

   B--Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

   CCC, CC, C--Default on bonds rated CCC, CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

   Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

COMMERCIAL PAPER RATINGS

  Moody's

   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

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  Fitch

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

   Fitch's short-term ratings are as follows:

      F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The "+" denotes an exceptionally strong credit feature.

      F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

      F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
      F3--The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

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